EXHIBIT 10.13
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                                 LOAN AGREEMENT

                          Dated as of October 21, 1998

                                     Between

                             2000 YORK ROAD, L.L.C.,

                                   as Borrower

                                       AND

                       THE CAPITAL COMPANY OF AMERICA LLC,

                                    as Lender





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
                                TABLE OF CONTENTS
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                                                           Page
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    Section 10.24...........................           Interpretation        73
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                                    SCHEDULES
                                    ---------

Schedule 1   -     Matters Regarding Representations
Schedule 2   -     Rent Roll
Schedule 3   -     Required Repairs

                                    EXHIBITS

Exhibit A    -     Form of Note
Exhibit B    -     Form of Management Agreement

                                 LOAN AGREEMENT

     LOAN AGREEMENT dated as of October 21, 1998 (the "Agreement") between 2000 YORK ROAD, L.L.C., a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Borrower") and THE CAPITAL COMPANY OF AMERICA LLC, a limited liability company organized under the laws of the State of Delaware (together with its permitted successors and assigns, "Lender").

     All capitalized terms used herein shall have the respective meanings set forth in Section 1 hereof.

                               W I T N E S E T H :
                               -------------------

     WHEREAS, Borrower desires to obtain the Loan from Lender;

     WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the terms of this Agreement and the other Loan Documents;

     NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

I.   DEFINITIONS; PRINCIPLES OF CONSTRUCTION
     ---------------------------------------

     Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

     "ACCRUED INTEREST" shall have the meaning set forth in Section 2.2.2.

     "AFFILIATE" shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

     "ALTA" shall mean American Land Title Association, or any successor thereto.

     "ANNUAL BUDGET" shall have the meaning set forth in Section 5.1(r).

     "APPROVED CAPITAL EXPENSES" shall mean Capital Expenses incurred by Borrower with respect to the Property which (i) are included in the Capital Budget for the Current Month for the Property, (ii) are not included in the Capital Budget for the Current Month, but do not cause either (A) the relevant line item for the entire year covered by the Capital Budget for the Property to be exceeded by more than five percent (5%) or (B) the total of the Capital Budget for the Property for the Current Month and all prior months covered by such Capital Budget (i.e., year to date) to be exceeded or (iii) have been approved by the Lender.

     "APPROVED LEASING EXPENSES" shall mean those expenses incurred in leasing space at the Property pursuant to Leases entered into in accordance with the provisions of Section 5.1(u) and the applicable provisions of the Mortgage, including brokerage commissions, tenant improvements and other inducements, which expenses are (A) approved by Lender in connection with approving the applicable Lease or (B) otherwise approved by Lender, which approval shall not be unreasonably withheld or delayed.

     "APPROVED OPERATING EXPENSES" shall mean Operating Expenses incurred by Borrower with respect to the Property which (i) are included in the approved Operating Budget for the Property for the Current Month, (ii) are not included in the approved Operating Budget for the Property for the Current Month, but do not cause (A) the relevant line item for the Current Month or the total of such approved Operating Budget for the Current Month to be exceeded by more than five percent (5%) or (B) the total of the Operating Budget for the Property for the Current Month and all prior months covered by such Operating Budget (i.e., year to date) to be exceeded, (iii) are for electric, gas, oil, water, sewer or other utility service to the Property or (iv) have been approved by the Lender or are in the nature of an emergency repair.

     "ASSIGNMENT OF AGREEMENTS" shall mean, with respect to the Property, that certain first priority Assignment of Agreements, Licenses, Permits and Contracts dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender as security for the Loan, to the extent assignable under law, all of Borrower's interest in and to the Management Agreement and all other licenses, permits and contracts necessary for the use and operation of the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "ASSIGNMENT OF LEASES" shall mean, with respect to the Property, that certain first priority Assignment of Leases and Rents dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, assigning to Lender as security for the Loan, to the extent assignable under law, all of Borrower's interest in and to the Rents and Leases for the Property, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "AWARD" shall have the meaning set forth in Section 7.1.3.

     "BORROWER" shall mean 2000 York Road, L.L.C., together with its permitted successors and assigns.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York or Illinois are not open for business.

     "CAPITAL BUDGET" shall have the meaning set forth in Section 5.1(r).

     "CAPITAL EXPENSES" shall mean capital expenditures as determined in accordance with GAAP.

     "CAPITAL RESERVE FUND" shall have the meaning set forth in Section 7.4.1.

     "CASH  COLLATERAL   ACCOUNT"  shall  mean  that  account   established  and
maintained pursuant to the Cash Collateral Account Agreement.

     "CASH COLLATERAL ACCOUNT AGREEMENT" shall mean that certain Cash Collateral Account Agreement dated as of the date hereof among Borrower, Lender, Manager and Cash Collateral Account Bank, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "CASH COLLATERAL ACCOUNT BANK" shall mean LaSalle National Bank, or any successor chosen by Lender.

     "CASH TRAP EVENT" shall have the meaning set forth in Section 2.6(a).

     "CASUALTY/CONDEMNATION  PREPAYMENTS"  shall have the  meaning  set forth in
Section 2.3.2.

     "CCA" shall mean The Capital Company of America LLC, a Delaware limited liability company.

     "COLLECTION ACCOUNT" shall mean the account established and maintained pursuant to the Collection Account Agreement.

     "COLLECTION ACCOUNT AGREEMENT" shall mean that certain Collection Account Agreement dated as of the date hereof among Borrower, Lender and Collection Account Bank into which Rents from the Property are deposited, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

     "COLLECTION  ACCOUNT  BANK"  shall  have the  meaning  set forth in Section
2.6(a).

     "CLOSING DATE" shall mean the date of the funding of the Loan.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     "CONDEMNATION" shall have the meaning set forth in Section 7.1.3.

     "CONDEMNATION  RESTORATION"  shall  have the  meaning  set forth in Section
7.1.3.

     "CONSENT AND SUBORDINATION OF MANAGER" shall mean that certain Consent and Subordination of Manager dated the date hereof between Manager and Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

     "CONTROL" shall mean with respect to any Person either (i) ownership directly or through other entities, of more than 50% of all beneficial equity interest in such Person or (ii) the power to direct the management, operation and business of such Person.

     "CURRENT MONTH" shall mean, as of the date of determination, the then current calendar month.

     "DEBT" shall mean the outstanding principal amount set forth in, and evidenced by, the Note, together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan, including the Yield Maintenance Premium, and any sums due under the Note, this Agreement, the Mortgage or in any other Loan Document.

     "DEBT SERVICE" shall mean, with respect to any particular period of time, scheduled principal and interest payments under the Note.

     "DEBT SERVICE  COVERAGE RATIO" shall mean, as of any date, a ratio in which
(a) the numerator is the Net Operating Income for the 12-month period immediately preceding such date and (b) the denominator is the aggregate amount of principal and interest actually due and payable on the Note (other than principal and interest under any Defeased Notes and principal payable under
Section 2.2.3(e)) for such period.

     "DEEMED APPROVED LEASE" shall have the meaning set forth in Section 5.1(u).

     "DEFAULT" shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

     "DEFAULT RATE" shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law or (b) five percent (5%) above the Interest Rate.

     "DEFEASANCE" shall have the meaning set forth in Section 2.3.3.

     "DEFEASANCE DATE" shall have the meaning set forth in Section 2.3.3.

     "DEFEASANCE DEPOSIT" shall mean an amount equal to the sum of (i) an amount that will be sufficient to purchase U.S. Obligations providing payments to meet the Scheduled Defeasance Payments, (ii) any costs and expenses incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and (iii) any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of the Note, the creation of the Defeased Note and the Undefeased Note, if applicable, any transfer of the Defeased Note or otherwise required to accomplish the agreements of Sections 2.3 and 2.4.

     "DEFEASED NOTE" shall have the meaning set forth in Section 2.3.3.

     "DISCLOSURE DOCUMENT" shall have the meaning set forth in Section 9.2(a).

     "ENVIRONMENTAL INDEMNITY" shall mean that certain Environmental and Hazardous Substance Indemnification Agreement executed by Borrower in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

     "EQUIPMENT" shall have the meaning set forth in the Mortgage.

     "EVENT OF DEFAULT" shall have the meaning set forth in Section 8.1.

     "EXCHANGE ACT" shall have the meaning set forth in Section 9.2(a).

     "FISCAL YEAR" shall mean each twelve month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

     "GOVERNMENTAL AUTHORITY" shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence having jurisdiction over Borrower or the Property.

     "GUARANTOR" shall have the meaning set forth in Section 4.1(dd)(iii).

     "IMPROVEMENTS" shall have the meaning set forth in the Mortgage.

     "including" shall mean "including, without limitation".

     "INDEMNIFIED LIABILITIES" shall have the meaning set forth in Section 10.13(b).

     "INDEPENDENT DIRECTOR" shall have the meaning set forth in Section 4.1(dd).

     "INSURANCE PREMIUMS" shall have the meaning set forth in Section 7.1.1.

     "INSURANCE PROCEEDS" means the proceeds of any insurance policies carried pursuant to the Loan Documents or otherwise with respect to the Property.

     "INSURED CASUALTY" shall have the meaning specified in Section 7.1.1(d).

     "INTEREST RATE" shall mean a rate of interest equal to 7.375% per annum.

     "LEASE" shall mean any lease, or, to the extent of the interest therein of Borrower, any sublease or sub-sublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Property, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into in connection with such lease, sublease, sub-sublease, or other agreement and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

     "LEGAL REQUIREMENTS" shall mean, with respect to the Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Property or any part thereof, including any which may (i) require repairs, modifications or alterations in or to the Property or any part thereof or (ii) in any way limit the use and enjoyment thereof.

     "LENDER" shall mean The Capital Company of America LLC, together with its successors and assigns.

     "LIABILITIES" shall have the meaning set forth in Section 9.2(b).

     "LICENSES" shall have the meaning set forth in Section 4.1(w).

     "LIEN" shall mean, with respect to the Property, any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Property or any portion thereof or Borrower, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

     "LOAN" shall mean the loan made to Borrower by Lender pursuant hereto in the original principal amount of $12,000,000 and evidenced by the Note and secured by the Mortgage and the other Loan Documents.

     "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Mortgage, the Assignment of Leases, the Assignment of Agreements, the
Environmental Indemnity, the Consent and Subordination of Manager, the Collection Account Agreement, the Cash Collateral Account Agreement and all other documents, agreements and instruments evidencing, securing or delivered to Lender in connection with the Loan.

     "MANAGEMENT AGREEMENT" shall mean, with respect to the Property, a management agreement in the form attached hereto as Exhibit B entered into by and between Borrower and the Manager, pursuant to which the Manager is to provide management and other services with respect to the Property, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

     "MANAGEMENT FEE" shall mean the fee payable to Manager pursuant to the Management Agreement.

     "MANAGER"  shall  mean  Prime  Group  Realty,   L.P.,  a  Delaware  limited
partnership.

     "MATURITY DATE" shall mean the date on which the final payment of principal of the Note (or the Defeased Note, if applicable) becomes due and payable as therein provided, whether at the Stated Maturity Date (November 11, 2024), by declaration of acceleration, or otherwise.

     "MONTHLY DEBT SERVICE  PAYMENT  AMOUNT" shall have the meaning set forth in
Section 2.2.1.

     "MORTGAGE" shall mean that certain first priority Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time.

     "NET OPERATING INCOME" shall mean, for any period, the difference between all Operating Income during such period, minus all Operating Expenses during such period. In determining Net Operating Income for purposes hereof, all adjustments to Operating Income and Operating Expenses shall be determined by Lender in its sole discretion consistent with its due diligence findings and prevailing market conditions. Net Operating Income shall be audited, or shall be determined in accordance with agreed-upon procedures determined by Lender.

     "NOTE" shall mean that certain Note of even date herewith, made by Borrower in favor of Lender, substantially in the form of Exhibit A annexed hereto, as the same may be amended, restated, replaced, supplemented, consolidated or otherwise modified from time to time, including any Undefeased Note that may exist from time to time.

     "OFFICERS' CERTIFICATE" shall mean a certificate delivered to Lender by Borrower which is signed by a senior executive officer of Borrower.

     "OPERATING BUDGET" shall have the meaning set forth in Section 5.1(r).

     "OPERATING EXPENSES" shall mean, as to any period, all operating expenses relating to the Property during such period, including the following items:

     (i) all expenses for the operation of the Property including management fees in respect thereof (in no event less than four percent (4%) of gross revenues), all insurance premiums and expenses, accounting expenses, advertising expenses, expenses for architectural services, bank charges, utility charges, expenses for extermination, cleaning and trash removal services, expenses relating to window washing, landscaping and security services, reasonable and necessary legal expenses incurred in connection with the operation of the Property, tenant improvements and marketing costs;

     (ii) impositions, water charges, property and real estate taxes, sewer rents, other than fines, penalties, interest on such impositions (or portions thereof) that are payable by reason of Borrower's failure to pay an imposition timely; and

     (iii) the cost of routine interior and exterior maintenance, repairs and minor alterations, the cost of which can be expensed under GAAP.

Operating Expenses shall be subject to adjustment to provide for (a) a normalized allowance for lease rollovers including costs for downtime, tenant improvements and leasing commissions, (b) a reserve for capital expenditures and capital replacements equal to at least $0.55 per square foot per annum for all rentable space (or such greater amount as shall be indicated in the independent engineering reports) and (c) any other matters that may have an impact on Operating Expenses. Operating Expenses will not include debt service, capital expenses, non-cash items such as depreciation and amortization and any extraordinary one-time expenditures not considered operating expenses under GAAP.

     "OPERATING INCOME" shall mean, as to any period, all income actually received by Borrower from the Property during such period, including actual rental income and other income, base rents, percentage rents, common area maintenance charges, property tax recoveries, operating expense recoveries, insurance recoveries, Consumer Price Index rent adjustments and other miscellaneous income items. Operating Income shall be based on Leases in place with tenants occupying their space (either directly or through subtenants) and actually paying rent; provided, that rental income from signed Leases with tenants rated "BBB" or better will be counted whether or not the tenant is occupying the space. For purposes of calculating Operating Income, reimbursement and other income will be included in Operating Income to the extent that Lender, in its reasonable discretion, determines that it is stabilized and recurring, and any income from temporary or month-to-month tenants will not be included in Operating Income. Operating Income shall be subject to adjustment (i) for a vacancy allowance at the market vacancy rate (but not less than ten percent [10%]) if actual vacancy is less than market or ten percent (10%), (ii) for any tenants operating under bankruptcy protection, (iii) if necessary, to mark any Leases to market rent, (iv) to address any rent adjustments or cancellation options contained in the Leases, and (v) any other matters that may have an impact on Operating Income. Operating Income will not include income from non-recurring income sources, advance payments, deposits, escrows, a sale or other capital item transaction or payments received in respect of U.S. Obligations purchased in connection with a Defeasance.

     "OPTIONAL PREPAYMENT DATE" shall mean November 11, 2008.

     "OTHER CHARGES" shall mean all ground rents, maintenance charges, impositions other than Taxes, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof.

     "PAYMENT DATE" shall mean the eleventh (11th) day of each calendar month or, if in any month the eleventh (11th) day is not a Business Day, than the Payment Date for such month shall be the first Business Day thereafter.

     "PERMITTED   ENCUMBRANCES"  shall  mean,  with  respect  to  the  Property, collectively, (i) the Liens and security interests created by the Loan Documents, (ii) all Liens, encumbrances and other matters disclosed in the Title Insurance Policy relating to the Property or any part thereof, (iii) Liens, if any, for Taxes or Other Charges not yet payable or delinquent or which are being protested in accordance with the provisions of Section 5.1(b), (iv) such other title and survey exceptions as Lender has approved or may approve in writing in Lender's sole discretion, or are hereafter created in accordance with this Agreement or the Mortgage and (v) Liens which attach in accordance with the provisions of Section 6.1(b).

     "PERMITTED INDEBTEDNESS" shall mean (i) the Debt, and (ii) unsecured trade debt customarily payable within thirty (30) days.

     "PERMITTED INVESTMENTS" shall have the meaning set forth in the Cash Collateral Account Agreement.

     "PERSON" shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "POLICIES" shall have the meaning specified in Section 7.1.1(c).

     "POOLING AND SERVICING AGREEMENT" shall mean the Servicing Agreement entered into with the Servicer in connection with any Securitization of the Loan.

     "PREMISES" shall have the meaning set forth in the Granting Clause of the Mortgage encumbering the Property.

     "PROPERTY" shall mean that certain parcel of real property and improvements thereon owned by Borrower and encumbered by the Mortgage, together with all rights pertaining to such property and improvements, as more particularly described in the Granting Clauses of the Mortgage and referred to therein as the "Property" or the "Mortgaged Property", as the case may be, and known as 2000 York Road, Oak Brook, Illinois.

     "PROVIDED INFORMATION" shall have the meaning set forth in Section 9.1.

     "QUALIFIED SURVEY" shall mean a current title survey, certified to the title company and Lender and their successors and assigns, that (A) is in form and content reasonably satisfactory to Lender, (B) is prepared by a professional and properly licensed land surveyor satisfactory to Lender in accordance with the 1997 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys,
(C) meets the classification of an "Urban Survey" and includes the following additional items from the list of "Optional Survey Responsibilities and Specifications" (Table A): 1, 2, 3, 4, 5, 6, 7a-b, 8, 9, 10, 11 and 13, (D)
reflects the same legal description contained in the Title Insurance Policy relating to the Property, and (E) contains a certification in form and substance reasonably acceptable to Lender.

     "QUALIFIED TITLE INSURANCE POLICY" shall mean a Title Insurance Policy issued by Commonwealth Title Insurance Company or another title company acceptable to Lender, with reinsurance and direct access agreements acceptable to Lender, which Title Insurance Policy shall (A) provide coverage in the amount of the Loan, (B) insure Lender that the Mortgage creates a valid lien on the Property encumbered thereby of the requisite priority, free and clear of all exceptions from coverage other than Permitted Encumbrances and standard exceptions and exclusions from coverage (as modified by the terms of any endorsements), (C) contain such endorsements and affirmative coverages as Lender may reasonably request, (D) name Lender as the insured and (E) be assignable.

     "RATING AGENCY" shall mean each of Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. and Fitch Investors Service, Inc. or any other nationally-recognized statistical rating agency which has been approved by Lender.

     "REGISTRATION  STATEMENT"  shall  have the  meaning  set  forth in  Section
9.2(b).

     "RELEASE DATE" shall mean the earlier of (a) three (3) years after the Closing Date and (b) two (2) years from the "start-up day" (within the meaning of Section 860G(a)(9) of the Code) of the REMIC Trust.

     "REMIC" shall mean a "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

     "REMIC Trust" shall mean a REMIC which holds the Note.

     "RENTS" shall mean, with respect to the Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Property and proceeds, if any, from business interruption or other loss of income insurance.

     "RENT ROLL" shall have the meaning set forth in Section 4.1(aa).

     "REQUIRED RECORDS" shall have the meaning set forth in Section 5.1(k).

     "REQUIRED  REPAIR  ACCOUNT"  shall  have the  meaning  set forth in Section
7.2.1.

     "REQUIRED REPAIR FUND" shall have the meaning set forth in Section 7.2.1.

     "REQUIRED REPAIRS" shall have the meaning set forth in Section 7.2.1.

     "RESTORATION" shall have the meaning set forth in Section 7.1.2(b).

     "REVISED INTEREST RATE" shall mean the per annum rate of interest which is the greater of (i) the Interest Rate plus 5% and (ii) the Treasury Rate on the Optional Prepayment Date plus 7.215%

     "SPE MEMBER" shall have the meaning set forth in Section 4.1(dd).

     "SCHEDULED DEFEASANCE PAYMENTS" shall have the meaning set forth in Section 2.3.3.

     "SECONDARY MARKET  TRANSACTION"  shall mean any transaction in which Lender
(i) sells the Loan, the Note and the other Loan Documents to one or more investors as a whole loan, (ii) participates the Loan to one or more investors,
(iii) deposits the Loan, the Mortgage, the Note and other Loan Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets or (iv) otherwise sells the Loan or an interest therein to investors.

     "SECURITIES" shall have the meaning set forth in Section 9.1.

     "SECURITIES ACT" shall have the meaning set forth in Section 9.2(a).

     "SECURITIZATION" shall have the meaning set forth in Section 9.1.

     "SECURITY   AGREEMENT"   shall  have  the  meaning  set  forth  in  Section
2.3.3(vii).

     "SERVICER" shall mean the entity appointed by Lender to service the Loan or its successor in interest, or if any successor servicer is appointed pursuant to the Pooling and Servicing Agreement, such successor servicer.

     "SPECIAL TRANSFER" shall mean the sale by the original Borrower of the Property to a purchaser pursuant to which such purchaser shall assume in writing all of the obligations of Borrower under the Loan, provided that Lender shall have received evidence in writing from the applicable Rating Agencies to the effect that such a sale and assumption of the Loan by such purchaser will not result in a qualification, withdrawal or downgrading of the ratings in effect immediately prior to such sale for the Securities issued in connection with the Securitization which are then outstanding.

     "STATE" shall mean the State of Illinois.

     "STATED MATURITY DATE" shall mean November 11, 2024.

     "SUCCESSOR BORROWER" shall have the meaning set forth in Section 2.3.3(c).

     "SURVEY" shall mean a survey of the Property in question prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policies, and containing a certification of such surveyor satisfactory to Lender.

     "TAX AND INSURANCE ESCROW FUND" shall have the meaning set forth in Section 7.3.1.

     "TAXES"   shall  mean  all  real  estate  and  personal   property   taxes,
assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Property or part thereof.

     "TERM" shall mean the entire term of this Agreement, which shall expire upon repayment in full of the Debt and full performance of each and every obligation to be performed by Borrower pursuant to the Loan Documents.

     "TITLE INSURANCE POLICY" shall mean, with respect to the Property, the ALTA mortgagee title insurance policy in the form (acceptable to Lender) issued with respect to the Property and insuring the lien of the Mortgage encumbering the Property.

     "TRANSFER" shall have the meaning set forth in Section 6.1(j).

     "TREASURY RATE" shall mean, as of the Optional Prepayment Date, the linear interpolation of the bond equivalent yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading "U.S. Government Securities/Treasury Constant Maturities" for the week ending prior to the Optional Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the remaining term of the Note as of the Optional Prepayment Date.

     "UCC" or "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State.

     "UNDEFEASED NOTE" shall have the meaning set forth in Section 2.3.3 hereof.

     "UNDERWRITER GROUP" shall have the meaning set forth in Section 9.2(b).

     "U.S. OBLIGATION" shall mean direct non-callable obligations of the United States of America.

     "YIELD MAINTENANCE PREMIUM" shall mean the amount (if any) which, when added to the remaining principal amount of the Note or the principal amount of Defeased Note, as applicable, will be sufficient to purchase U.S. Obligations providing the required Scheduled Defeasance Payments.

     Section 1.2 PRINCIPLES OF CONSTRUCTION. All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, as modified herein.

II.  GENERAL
     -------

     Section 2.1 THE LOAN.

     2.1.1 COMMITMENT. Subject to and upon the terms and conditions set forth herein, including the conditions precedent set forth in Section 3.1, Lender hereby agrees to make the Loan to Borrower on the Closing Date, in the aggregate original principal amount set forth in the Note and which Loan shall mature on the Stated Maturity Date. Borrower hereby agrees to accept the Loan on the Closing Date, subject to and upon the terms and conditions set forth herein.

     2.1.2 DISBURSEMENT TO BORROWER. Borrower may request and receive only one borrowing hereunder in respect of the Loan. Borrower shall receive the Loan upon the Closing, subject to the direction given by Borrower as to the application of Loan proceeds for the uses set forth in Section 2.1.4. Any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.

     2.1.3 THE NOTE. The Loan shall be evidenced by the Note, in the aggregate original principal amount of the Loan. The Note shall bear interest as provided therein. The Note shall be subject to repayment as provided in Section 2.3, shall be entitled to the benefits of this Agreement and shall be secured by the Mortgage and the other Loan Documents.

     2.1.4 USE OF PROCEEDS OF LOAN.  Borrower shall use the proceeds of the Loan
(i) to finance the Property and to pay costs and expenses incurred in connection with the Closing of the Loan, as approved by Lender and (ii) with respect to the remainder, if any, as Borrower directs.

     Section 2.2 INTEREST; MONTHLY PAYMENTS.

     2.2.1 GENERALLY.

     (a) From the date hereof through but not including the Optional Prepayment Date, Borrower shall pay interest on the outstanding principal balance of the Loan at the Interest Rate.

     (b) On the date hereof, Borrower shall pay interest at the Interest Rate on the outstanding principal balance of the Loan from the Closing Date through November 10, 1998. Commencing with the Payment Date on December 11, 1998 and on each and every Payment Date thereafter through and including the Maturity Date, the principal amount of the Loan and interest thereon at the Interest Rate shall be payable in equal monthly installments of $86,544.68 (the "Monthly Debt Service Payment Amount"); such Monthly Debt Service Payment Amount being based on the Interest Rate and a 312-month amortization schedule. The Monthly Debt Service Payment Amount due on any Payment Date shall first be applied to the payment of interest accrued from the eleventh (11th) day of the month preceding the Payment Date through the tenth (10th) day of the month in which the Payment Date occurs, notwithstanding that the Payment Date may have been deferred because the eleventh (11th) day of such month is not a Business Day. The remainder of such Monthly Debt Service Payment Amount shall be applied to the reduction of the outstanding principal balance of the Note.

     (c) From and after the Optional Prepayment Date, interest on the Loan shall accrue at the Revised Interest Rate and shall be payable as provided in Sections
2.2.2 and 2.2.3.

     2.2.2 ACCRUED INTEREST. From and after the Optional Prepayment Date, all interest accruing in respect of the Note in excess of the Interest Rate ("Accrued Interest") shall be deferred, be added to the Debt and, to the extent permitted by applicable law, accrue interest at the Revised Interest Rate, compounded monthly. All Accrued Interest and interest on Accrued Interest shall be due and payable on the Maturity Date.

     2.2.3 PROPERTY CASH FLOW ALLOCATION AFTER THE OPTIONAL PREPAYMENT DATE. Commencing on the Optional Prepayment Date and continuing on each Payment Date thereafter until the entire Debt has been paid in full, any Rents deposited into the Cash Collateral Account (or otherwise received by Borrower) during the immediately preceding calendar month shall be applied as follows in the following order of priority unless an Event of Default exists:

     (a)  First, to make required payments to the Tax and Insurance Escrow Fund;

     (b) Second, to Lender to pay the Monthly Debt Service Payment Amount (plus, if applicable, interest at the Default Rate);

     (c)  Third, payments for Approved Operating Expenses;

     (d)  Fourth, to make required payments to the Capital Reserve Fund;

     (e)  Fifth, to make required payments to the Rollover Reserve Fund;

     (f) Sixth, payments to Lender to prepay the outstanding principal balance under the Note until paid in full;

     (g) Seventh, payments to Lender to be applied against Accrued Interest and interest accrued thereon; and

     (h)  Lastly, payments to Borrower of any excess amounts.

Notwithstanding anything herein to the contrary, the failure of Borrower to make all of the payments required under clauses (a) through (d) above in full on the Optional Prepayment Date and on each Payment Date thereafter shall constitute a Default under this Agreement. However, the failure of Borrower to pay principal amounts due under clause (e) and any Accrued Interest or interest on Accrued Interest on a Payment Date as a result of insufficient Rents for such payment shall not constitute a Default hereunder. All Accrued Interest or interest on Accrued Interest shall nonetheless be due and payable on the Maturity Date.

     2.2.4 DEFAULT RATE. After the occurrence and during the continuance of an Event of Default, the entire outstanding principal balance of the Loan shall bear interest at the Default Rate, and shall be payable upon demand from time to time, to the extent permitted by applicable law. Payment or acceptance of the increased rates provided for in this subsection is not a permitted alternative to timely payment and shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or any other Loan Document and shall not otherwise prejudice or limit any rights or remedies of Lender.

     Section 2.3 LOAN REPAYMENT AND DEFEASANCE.

     2.3.1 REPAYMENT. Borrower shall repay any outstanding principal indebtedness of the Loan in full on the Maturity Date of the Loan, together with interest thereon to (but excluding) the date of repayment. Other than as set forth in Section 2.3.2 below, Borrower shall have no right to prepay all or any portion of Loan during the period commencing on the Closing Date to but not including the Optional Prepayment Date. From and after the Optional Prepayment Date, the Loan may be prepaid in whole or in part without penalty or premium, including without limitation the Yield Maintenance Premium.

     2.3.2 MANDATORY PREPAYMENTS. The Loan is subject to mandatory prepayment, without premium or penalty except as provided in Section 7.1.2, in certain instances of Insured Casualty or Condemnation (each a "Casualty/Condemnation Prepayment"), in the manner and to the extent set forth in Sections 7.1.2 and
Section 7.1.3 hereof. Each Casualty/Condemnation Prepayment shall be made on a Payment Date and include (i) all accrued and unpaid interest on the amount prepaid up to but not including such Payment Date or, if not paid on a Payment Date, include interest that would have accrued on the amount prepaid to but not including the next Payment Date.

     2.3.3 VOLUNTARY DEFEASANCE OF THE NOTE.

     (a) Subject to the terms and conditions set forth in this Section 2.3.3, Borrower may defease all or any portion of the Loan evidenced by the Note (hereinafter, a "Defeasance"); provided, that no such Defeasance may occur prior to the Release Date. Each Defeasance shall be subject, in each case, to the satisfaction of the following conditions precedent:

     (i) Borrower shall provide not less than thirty (30) days prior written notice to Lender specifying a Payment Date (the "Defeasance Date") on which the Defeasance is to occur. Such notice shall indicate the principal amount of the Note to be defeased.

     (ii) Borrower shall pay to Lender all accrued and unpaid interest on the principal balance of the Note to but not including the Defeasance Date. If for any reason the Defeasance Date is not a Payment Date, Borrower shall also pay interest that would have accrued on the Note to but not including the next Payment Date.

     (iii)Borrower shall pay to Lender all other sums, not including scheduled interest or principal payments, then due under the Note, this Agreement, the Mortgage and the other Loan Documents.

     (iv) No Event of Default shall exist.

     (v) Borrower shall pay to Lender the required Defeasance Deposit for the Defeasance.

     (vi) In the event only a portion of the Loan evidenced by the Note is the subject of the Defeasance, Borrower shall execute and deliver all necessary documents to amend and restate the Note and issue two substitute notes: one having a principal balance equal to the defeased portion of the original Note (the "Defeased Note") and one note having a principal balance equal to the undefeased portion of the original Note (the "Undefeased Note"). The Defeased Note and Undefeased Note shall have identical terms as the Note, except for the principal balance. A Defeased Note cannot be the subject of any further Defeasance.

     (vii)Borrower shall execute and deliver a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this provision of this Section
          2.3.3 (the "Security Agreement").

     (viii) Borrower shall deliver an opinion of counsel for Borrower in form reasonably satisfactory to Lender stating, among other things, that
          (A) Lender has a perfected first priority security interest in the Defeasance Deposit and the U.S. Obligations delivered by Borrower and
          (B) said U.S.  Obligations  have been  validly  assigned  to the REMIC
          Trust.

     (ix) Lender shall receive evidence in writing from the applicable Rating Agencies to the effect that such Defeasance will not result in a reduction, withdrawal or requalification of the ratings in effect immediately prior to such Defeasance for the Securities issued in connection with the Securitization which are then outstanding.

     (x) If required by the applicable Rating Agencies, Borrower shall also deliver or cause to be delivered a non-consolidation opinion with respect to the Successor Borrower in form and substance satisfactory to Lender and the applicable Rating Agencies.

     (xi) Borrower shall deliver an Officer's Certificate certifying that the requirements set forth in this Section 2.3.3(a) have been satisfied.

     (xii)Borrower   shall  deliver  such  other   certificates,   documents  or
          instruments as Lender may reasonably request.

     (xiii) Borrower shall pay all reasonable costs and expenses of Lender incurred in the Defeasance, including any costs and expenses associated with a release of Lien as provided in Section 2.4 hereof and reasonable attorney's fees and expenses.

     (b) In connection with each Defeasance of all or any portion of the Note, Borrower hereby appoints Lender as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations (which purchases, if made by Lender, shall be made by Lender on an arms-length basis at then prevailing market rates) which provide payments on or prior to, but as close as possible to, all successive Payment Dates after the Defeasance Date, in the case of a Defeasance for the entire outstanding principal balance of the Note, or the Defeased Note, in the case of a Defeasance for only a portion of the outstanding principal balance of the Loan, as applicable (including, on the Optional Prepayment Date, the outstanding principal balance of either the Note or the Defeased Note), and in amounts equal to the scheduled payments due on such dates under the Note or the Defeased Note, as applicable (the "Scheduled Defeasance Payments"). Borrower, pursuant to the Security Agreement or other appropriate document, shall irrevocably authorize and direct that the payments received from the U.S. Obligations may be made directly to Lender and applied to satisfy the obligations of Borrower under the Note or the Defeased Note, as applicable. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by this Section 2.3(a) and satisfy Borrower's obligations under Sections 2.3 or 2.4 shall be remitted promptly to Borrower. Any amounts received in respect of the U.S. Obligations in excess of the amounts necessary to make monthly payments pursuant to Section 2.2 shall be remitted promptly to Borrower. Semi-annual payments in respect of U.S. Obligations shall be applied to payments under the Note or the Defeased Note, as applicable, as the same become due thereunder.

     (c) CCA shall  establish  or designate a successor  entity (the  "Successor
Borrower") and Borrower shall transfer and assign all obligations, rights and duties under and to the Note or the Defeased Note, as applicable, together with the pledged U.S. Obligations to such Successor Borrower. The obligation of CCA to establish or designate a Successor Borrower shall be retained by CCA notwithstanding the sale or transfer of this Agreement unless such obligation is specifically assumed by the transferee. Such Successor Borrower shall assume the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement and Borrower shall be relieved of its obligations thereunder, hereunder and under the other Loan Documents (except for those which are expressly stated to survive). Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Note or the Defeased Note, as applicable, and the Security Agreement. Notwithstanding anything in this Agreement to the contrary, no other assumption fee shall be payable upon a transfer of the Note or the Defeased Note in accordance with this
Section 2.3.3, but Borrower shall pay all costs and expenses incurred by Lender, including Lender's reasonable attorneys' fees and expenses, incurred in connection therewith.

     Section 2.4 RELEASE OF PROPERTY. Except as set forth in this Section 2.4, no repayment, prepayment or defeasance of all or any portion of the Note shall cause, give rise to a right to require, or otherwise result in, the release of the Lien of the Mortgage on the Property.

     2.4.1 RELEASE OF THE PROPERTY.

     (a) If Borrower has elected to defease the Note in its entirety, and the requirements of Section 2.3 have been satisfied, the Property shall be released from the Lien of the Mortgage and the other Loan Documents and the U.S. Obligations, pledged pursuant to the Security Agreement, shall be the sole source of collateral securing the Note.

     (b) In connection with the release of the Lien, Borrower shall submit to Lender, not less than twenty (20) days prior to the Defeasance Date, a release of Lien (and related Loan Documents) for the Property (for execution by Lender) in a form appropriate in the State reasonably satisfactory to Lender and all other documentation Lender requires to be delivered by Borrower in connection with such release, together with an Officer's Certificate certifying that such documentation (i) is in compliance with all Legal Requirements, and (ii) will effect such release in accordance with the terms of this Agreement.

     2.4.2 RELEASE ON PAYMENT IN FULL. Lender shall, upon the written request and at the expense of Borrower, upon payment in full of all principal and interest on the Loan and all other amounts due and payable under the Loan Documents in accordance with the terms thereof, release the Lien of the Mortgage and the other Loan Documents if not theretofore released.

     Section 2.5 PAYMENTS AND COMPUTATIONS.

     2.5.1 MAKING OF PAYMENTS. Each payment by Borrower hereunder or under the Note shall be made in funds settled through the New York Clearing House Interbank Payments System or other funds immediately available to Lender by 11:00 a.m., New York City time, on the date such payment is due, to Lender by deposit to such account as Lender may designate by written notice to Borrower. Whenever any payment hereunder or under the Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day thereafter.

     2.5.2 COMPUTATIONS. Interest payable hereunder or under the Note by Borrower shall be computed on the basis of the actual number of days elapsed in a 360-day year.

     2.5.3 LATE PAYMENT CHARGE. If any principal, interest or any other sums due under the Loan Documents is not paid by Borrower on the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgage and the other Loan Documents.

     Section 2.6 CASH MANAGEMENT ARRANGEMENTS.

     (a) All Rents (other than security deposits) will be transmitted directly into an account maintained by Borrower but controlled by Lender at a bank selected by Borrower (the "Collection Account Bank"). Borrower will establish a separate "A" account (the "A" Account) and "B" Account (the "B" Account) with the Collection Account Bank. Borrower shall cause all Rents to be sent directly to the Collection Account Bank by tenants (where practicable) for deposit into the "A" Account. All other income or revenue received by Borrower or Manager in connection with the Property will be deposited into the "A" Account on the date of receipt. Until the earlier to occur of (i) the Optional Prepayment Date or
(ii) an Event of Default (either such occurrence, a "Cash Trap Event"), the Collection Account Bank will transfer deposits that are cleared on a daily basis from the "A" Account to the "B" Account which shall be an account not subject to any restrictions and under the sole control of Borrower. Upon the occurrence of a Cash Trap Event, the Collection Account Bank will transfer property receipts that are cleared on a daily basis to the Cash Collateral Account Bank for deposit into the Cash Collateral Account. The duties of the Collection Account Bank and the application and disbursement of all funds deposited with the Collection Account Bank shall be governed by the terms of this Agreement and the Collection Account Agreement. Any amounts so deposited into the Cash Collateral Account shall be applied and disbursed in accordance with the terms and provisions of this Agreement and the Cash Collateral Account Agreement.

     (b) Lender shall have a senior security interest in the aforementioned accounts and all subaccounts established thereunder (other than the "B" Account). The upfront and ongoing expenses of maintaining such accounts and subaccounts, and any other accounts and reserves maintained pursuant to the Loan Documents, shall be the responsibility of Borrower. Funds in each account shall be invested for the benefit of Borrower in Permitted Investments.

     (c) Anything hereinabove in this Section to the contrary notwithstanding, from and after the occurrence and during the continuance of an Event of Default, 100% of all Rents and other sums deposited into the Collection Account in any month which remain in the Cash Collateral Account shall be applied to the payment of Debt Service on the Loan (including, if applicable, interest at the Default Rate), required reserves and Approved Operating Expenses and/or to the payment of the principal amount of the Note, in such order as Lender shall determine in its sole discretion.

     Section 2.7 INTENTIONALLY DELETED.

III.  CONDITIONS PRECEDENT
      --------------------

     Section 3.1 CONDITIONS PRECEDENT TO THE LOAN. The obligation of Lender to make the Loan hereunder is subject to the fulfillment by Borrower or waiver by Lender of the following conditions precedent no later than the Closing Date:

     (a) Representation and Warranties; Compliance with Conditions. The representations and warranties of Borrower contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on and as of such date, and no Default or Event of Default shall have occurred and be continuing; and Borrower shall be in compliance in all material respects with all terms and conditions set forth in this Agreement and in each other Loan Document on its part to be observed or performed.

     (b) Loan Agreement and Note. Lender shall have received a copy of this Agreement and the Note, in each case, duly executed and delivered on behalf of Borrower.

     (c) Delivery of Loan Documents; Title Insurance; Reports; Leases.

          (i) Mortgage, Assignments of Agreements. Lender shall have received from Borrower fully executed and acknowledged counterparts of the Mortgage, Assignment of Leases, the Assignment of Agreements and Consent and Subordination of Manager relating to the Property and evidence that counterparts of the Mortgage have been delivered to the title company for recording, in the reasonable judgment of Lender, so as to effectively create upon such recording valid and enforceable Liens upon the Property, of the requisite priority, in favor of Lender (or such other trustee as may be required or desired under local law), subject only to the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Lender shall have also received from Borrower fully executed counterparts of the Environmental Indemnity.

          (ii) Title Insurance. Lender shall have received a Qualified Title Insurance Policy for the Property and evidence that the premium in respect of such Title Insurance Policy has been paid.

          (iii)Survey. Lender shall have received a Qualified Survey for the Property.

          (iv) Insurance. Lender shall have received valid certificates of insurance for the policies of insurance required hereunder, satisfactory to Lender in its reasonable discretion, and evidence of the payment of all premiums payable for the existing policy period which period shall not be less than one year in advance.

               (v)  Environmental   Reports.   Lender  shall  have  received  an
environmental report in respect of the Property reasonably satisfactory to Lender.

               (vi) Zoning. With respect to the Property, Lender shall have received, at Lender's option, (i) letters or other evidence with respect to the Property from the appropriate municipal authorities (or other Persons)
concerning applicable zoning and building laws, (ii) an ALTA 3.1 zoning endorsement for the Title Insurance Policy, or (iii) a zoning opinion letter, in substance reasonably satisfactory to Lender.

     (d) Related Documents. Each additional document not specifically referenced herein, but relating to the transactions contemplated herein, shall have been duly authorized, executed and delivered by all parties thereto and Lender shall have received and approved certified copies thereof.

     (e) Delivery of Organizational Documents. On or before the Closing Date, Borrower shall deliver or cause to be delivered to Lender (i) copies certified by Borrower of all organizational documentation related to Borrower and/or the formation, structure, existence, good standing and/or qualification to do business, as Lender may reasonably request, including good standing certificates, qualifications to do business in the appropriate jurisdictions, resolutions authorizing the entering into of the Loan and incumbency certificates as may be requested by Lender.

     (f) Opinions of Borrower's Counsel. Lender shall have received opinions of Borrower's counsel (i) with respect to non-consolidation, true sale or true contribution, and fraudulent transfer issues and (ii) with respect to due execution, authority, enforceability of the Loan Documents and such other matters as Lender may reasonably require, all such opinions in form, scope and substance reasonably satisfactory to Lender and Lender's counsel.

     (g) Intentionally Omitted.

     (h) Basic Carrying Costs. Borrower shall have paid or deposited into an applicable reserve fund all (i) accrued but unpaid Insurance Premiums, (ii) currently due Taxes (including any in arrears) and (iii) currently due Other Charges, which amounts shall be funded with proceeds of the Loan.

     (i) Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Agreement and other Loan Documents and all documents incidental thereto shall be satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

     (j) Financial Statements. Lender shall have received financial statements prepared in accordance with agreed upon procedures for the Property for such periods as Lender may request.

     (k) Leases, Rent Roll and Estoppel Certificates. Borrower shall have provided Lender with original executed or certified copies of each of the Leases in effect as of the date hereof, a current rent roll, and original executed copies of estoppel certificates and subordination non-disturbance agreements in the form previously approved by Lender, from those tenants as Lender may request.

     (l) Debt Service Coverage Ratio. The Debt Service Coverage Ratio shall be at least 1.20 to 1.

     (m) Appraisals. Lender shall have received an appraisal for the Property satisfactory to Lender.

     (n) Engineering Reports. Lender shall have received a structural engineering report, reasonably acceptable to Lender, identifying, among other things, (i) deferred maintenance for the Property and the cost thereof and (ii) a ten (10) year schedule of anticipated capital expenditures and the per annum cost thereof.

     (o) Utility Service and Tax Assessment. Borrower shall have delivered evidence that all utility services required for the Property are available and that the Property is subject to separate tax assessment.

     (p) Absence of Adverse Changes. Lender shall have determined that there have been no material developments prior to the Closing Date which could, in Lender's sole judgment, adversely affect the ownership or operation of the

Property or the ability of Borrower to repay the Loan or the ability of Borrower to perform any of its covenants and agreements set forth in this Agreement and the other Loan Documents.

     (q) Fee. Lender shall have received a structuring fee equal to $6,450.00.

IV.  REPRESENTATIONS AND WARRANTIES
     ------------------------------

     Section 4.1 BORROWER REPRESENTATIONS. Borrower represents and warrants as of the date hereof and as of the Closing Date that:

     (a) Organization. Borrower has been duly organized and is validly existing and in good standing with requisite limited liability company power and authority to own its properties and to transact the businesses in which it is now engaged. Borrower is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, businesses and operations. Borrower possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which it is now engaged (other than those which the failure to have would not reasonably be expected to have a material adverse effect on the Borrower, the Property or the
Loan), and the sole business of Borrower is the ownership, management and operation of the Property.

     (b) Proceedings. Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. This Agreement and such other Loan Documents have been duly executed and delivered by or on behalf of Borrower and constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (c) No Conflicts. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument to which Borrower is a party or by which Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of its properties or assets (other than such actions described herein which would not reasonably be expected to have a material adverse effect on the Borrower, the Property, or the Loan), and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by any Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

     (d) Litigation. There are no actions, suits or proceedings at law or in equity by or before any Governmental Authority or other agency now pending or threatened against or affecting Borrower or the Property, which actions, suits or proceedings, if determined against Borrower or the Property, might materially adversely affect the condition (financial or otherwise) or business of Borrower or the condition or ownership of the Property.

     (e) Agreements. Borrower is not a party to any agreement or instrument or subject to any restriction which would reasonably be expected to materially adversely affect Borrower or the Property, or Borrower's business, properties or assets, operations or condition, financial or otherwise. Borrower is not in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Permitted Encumbrance or any other agreement or instrument to which it is a party or by which it or the Property is bound.

     (f)  Title.  Borrower  has  good  and  insurable  title  in fee to the real property comprising part of the Property, and good title to the balance of the Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Mortgage when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (i) a valid, perfected first priority lien on the Property, subject only to Permitted Encumbrances and the Liens created by the Loan Documents and (ii) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created or permitted by the Loan Documents. The Permitted Encumbrances do not materially adversely affect the value or use of the Property, or Borrower's ability to repay the Loan. There are no claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents.

     (g) No Bankruptcy Filing. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

     (h) Full and Accurate Disclosure. No statement of fact made by Borrower in this Agreement or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no material fact presently known to Borrower which has not been disclosed to Lender which adversely affects, nor as far as Borrower can foresee, might adversely affect, the Property or the business, operations or condition (financial or otherwise) of Borrower.

     (i) No Plan Assets. Borrower is not an "employee benefit plan," as defined in Section 3(3) of ERISA, subject to Title I of ERISA, and none of the assets of Borrower constitutes or will constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101.

     (j) Compliance. To the best of Borrower's knowledge, Borrower and the Property and the use thereof comply in all material respects with all applicable Legal Requirements, including building and zoning ordinances and codes. Borrower has not received notice of any default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which is likely to materially adversely affect the condition (financial or otherwise) or business of Borrower. There has not been and shall never be committed by Borrower or, to Borrower's actual knowledge, any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under any of the Loan Documents. Borrower hereby covenants and agrees not to commit or permit, and shall use its commercially reasonable efforts to prevent any other person or entity from committing, any act or omission affording such right of forfeiture.

     (k) Contracts. Except as set forth on Schedule 1, there are no material contracts affecting the Property which are not terminable on one month's notice or less without cause and without penalty or premium. All contracts affecting the Property (except for the Management Agreement) have been entered into at arms-length in the ordinary course of Borrower's business and all contracts affecting the Property (including the Management Agreement) provide for the payment of fees in amounts and upon terms comparable to existing market rates.

     (l) Financial Information. All financial data, including the statements of cash flow and income and operating expense, that have been delivered to Lender by Borrower in respect of the Property (i) are true, complete and correct in all material respects, (ii) accurately represent the financial condition of the Property as of the date of such reports and (iii) to the extent prepared by an independent certified public accounting firm, have been prepared in accordance with GAAP consistently applied throughout the periods covered, except as disclosed therein. Borrower has no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and reasonably likely to have a materially adverse effect on the Property or the operation thereof, except as referred to or reflected in said financial statements. Since the date of such financial statements, there has been no materially adverse change in the financial condition, operations or business of Borrower from that set forth in said financial statements.

     (m) Condemnation. No Condemnation or other proceeding has been commenced or, to Borrower's best knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property.

     (n) Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulation U or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of this Agreement or the other Loan Documents.

     (o) Utilities and Public Access. The Property has rights of access to public ways and is served by water, sewer, sanitary sewer and storm drain facilities adequate to service the Property for its respective intended uses. All public utilities necessary to the full use and enjoyment of the Property are located in the public right-of-way abutting the Property. To Borrower's actual knowledge, all roads necessary for the use of the Property for their current respective purposes have been completed and dedicated to public use and accepted by all Governmental Authorities.

     (p) Not a Foreign Person. Borrower is not a "foreign person" within the meaning ofss.1445(f)(3) of the Code.

     (q) Separate Lots. The Property is comprised of one (1) or more parcels which constitutes a separate tax lot and does not constitute a portion of any other tax lot not a part of the Property.

     (r) Assessments. To the best of Borrower's knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Property, nor are there any contemplated improvements to the Property that may result in such special or other assessments.

     (s) Enforceability. The Loan Documents are not subject to any right of rescission, set-off, counterclaim or defense by Borrower, including the defense of usury, nor would the exercise of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable, and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

     (t) No Prior Assignment. There are no assignments of the Leases or any portion of the Rents due and payable or to become due and payable which are presently outstanding.

     (u) Insurance. Borrower has obtained and has delivered to Lender insurance certificates reflecting the insurance coverages, amounts and other requirements set forth in this Agreement.

     (v) Use of Property. The Property is used exclusively as an office building and other appurtenant and related uses.

     (w) Certificate of Occupancy; Licenses. All material certifications, permits, licenses and approvals, including certificates of completion and occupancy permits and any applicable liquor licenses required for the legal use, occupancy and operation of the Property (collectively, the "Licenses"), have been obtained and are in full force and effect. Borrower shall keep and maintain all licenses necessary for the operation of the Property. The use being made of the Property is in conformity with the certificate of occupancy issued for the Property.

     (x) Flood Zone. To Borrower's actual knowledge, none of the Improvements on the Property are located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards.

     (y) Physical Condition. To Borrower's actual knowledge, the Property, including all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; and there exist no structural or other material defects or damages in the Property, whether latent or otherwise. Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

     (z) Appraised Value. To Borrower's actual knowledge, all of the improvements which were included in determining the appraised value of the Property lie wholly within the boundaries and building restriction lines of the

Property, and no improvements on adjoining properties encroach upon the Property, and no easements or other encumbrances upon the Property encroach upon any of the improvements, so as to affect the value or marketability of the Property except those which are insured against by title insurance.

     (aa) Leases. Attached hereto as Schedule 2 is a rent roll (the "Rent Roll") for the Property. The Rent Roll is true, correct and complete in all material respects with respect to the subject matter thereof. The only Leases affecting the Property are those reflected in the Rent Roll. To Borrower's knowledge following inquiry as a duly diligent property purchaser, except as set forth in
Schedule 1: (i) each Lease is in full force and effect; (ii) except for those Leases with terms that have not yet commenced, the tenants under the Leases have accepted possession of and are in occupancy of all of their respective demised premises (unless such demised premises or portions thereof, have been subleased), have commenced the payment of rent under such Leases and there are no offsets, claims or defenses to the enforcement thereof; (iii) all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance; (iv) the rent payable under each Lease is the amount set forth in the Rent Roll and there is no claim or basis for a claim by the tenant thereunder for an adjustment to the rent; (v) no tenant has made any claim against the landlord under the Leases which remains outstanding and there are no defaults on the part of the landlord under any Lease and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such default; and (vi) there is no present material default by any tenant under any Lease. None of the Leases contains any option to purchase or right of first refusal to purchase the Property or any part thereof. The Leases have not been assigned or pledged except to Lender, and no other person whatsoever has any interest therein except the tenants thereunder.

     (bb) Survey. To Borrower's actual knowledge, the survey for the Property delivered to Lender in connection with this Agreement does not fail to reflect any material matter affecting the Property or the title thereto.

     (cc) Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the transfer of the Property to Borrower have been paid. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable Legal Requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including the Mortgage, have been paid and, under current Legal Requirements, the Mortgage is enforceable against Borrower in accordance with its respective terms by Lender (or any subsequent holder thereof), except as such enforceability may be limited by insolvency, bankruptcy, moratorium or other laws affecting creditor's remedies in general and principles of equity.

     (dd) Single-Purpose. Borrower hereby represents and warrants to, and covenants with, Lender that, as of the date hereof and until such time as the Debt shall be paid in full:

     (i)  Borrower  does not and will not own any asset or  property  other than
          (A) the Property and (B) incidental personal property necessary for the ownership or operation of the Property.

     (ii) Borrower will not engage in any business other than the ownership, management and operation of the Property and will in all material respects conduct and operate its business as presently conducted and operated.

     (iii)Borrower will not enter into any contract or agreement with any of its affiliates or constituent parties, any guarantor (a "Guarantor") of the Debt or any part thereof or any affiliate of any constituent party or Guarantor, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any such party.

     (iv) Borrower has not incurred, and Borrower will not incur, any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation), other than the Permitted Indebtedness. Except as set forth in the immediately preceding sentence, no indebtedness other than the Debt may be secured (subordinate or pari passu) by the Property.

     (v) Borrower has not made and will not make any loans or advances to any third party (including any affiliate or constituent party, any Guarantor or any affiliate of any constituent party or Guarantor), other than immaterial advances for tenant improvements pursuant to Leases executed in accordance with this Agreement.

     (vi) Borrower is and will remain solvent and will pay its debts and liabilities (including employment and overhead expenses) from its assets as the same shall become due.

     (vii)Borrower has done or caused to be done and will do all things necessary to observe corporate, partnership, or limited liability company formalities, as the case may be, and preserve its existence.

     (viii) Borrower will not permit any constituent party or Guarantor to, amend, modify or otherwise change the partnership certificate, partnership agreement, articles of incorporation and bylaws, trust, operating agreement or other organizational documents of Borrower or such constituent party or Guarantor in a manner which would adversely affect Borrower's existence as a single purpose entity.

     (ix) Borrower will maintain books and records and bank accounts separate from those of its affiliates and any constituent party and Borrower will file its own tax returns.

     (x) Borrower will be, and at all times will hold itself out to the public as, a legal entity separate and distinct from any other entity (including any affiliate, any constituent party, any Guarantor or any affiliate of any constituent party or Guarantor), shall conduct business in its own name and shall maintain and utilize separate stationery, invoices and checks.

     (xi) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

     (xii)Neither Borrower nor any constituent party will seek the dissolution or winding up, in whole or in part, of Borrower.

     (xiii) Borrower will not commingle its funds and other assets with those of any affiliate or constituent party, any Guarantor, or any affiliate of any constituent party or Guarantor, or any other person.

     (xiv)Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any affiliate or constituent party, any Guarantor, or any affiliate of any constituent party or Guarantor, or any other person.

     (xv) Borrower does not and will not hold itself out to be responsible for the debts or obligations of any other person.

     (xvi)Borrower shall at all times have one member (the "SPE Member") who is a "single purpose entity" and shall at all times comply with each of the representations, warranties, and covenants contained in this
          Section 4.1 as if such representation, warranty or covenant was made directly by such SPE Member.

     (xvii) The charter of the SPE Member shall at all times have at least one duly appointed member of its board of directors (an "Independent Director") reasonably satisfactory to Lender who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding five (5) years (i) a member of, or an officer or employee of, Borrower or any of its members, subsidiaries or Affiliates (except as an Independent Director on any of their boards of directors), (ii) a customer or supplier who derives more than ten percent (10%) of its purchases or revenues from its activities with Borrower or any of its members, subsidiaries or Affiliates (except as an Independent Director on any of their boards of directors), (iii) a person or other entity controlling any such member, supplier or customer or (iv) a member of the immediate family of any such member, officer, employee, supplier or customer or of any other director of the SPE Member. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

     (xviii) The board of directors of the SPE Member shall not take any action which, under the terms of any certificate of incorporation, bylaws or any voting trust agreement with respect to any common stock, requires the vote of the board of directors of the SPE Member unless at the time of such action there shall be at least one member who is an Independent Director.

     (xix)Borrower shall conduct its business so that the assumptions made with respect to Borrower in that certain opinion letter dated as of the Closing Date delivered by Borrower's counsel in connection with the Loan shall be true and correct in all respects.

     (ee) Investment Company Act. Borrower is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     (ff) Fraudulent Transfer. Borrower has not entered into the Loan or any Loan Document with the actual intent to hinder, delay, or defraud any creditor, and Borrower has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Giving effect to the transactions contemplated by the Loan Documents, the fair saleable value of Borrower's assets exceeds and will, immediately following the execution and delivery of the Loan Documents, exceed Borrower's total liabilities, including subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the execution and delivery of the Loan Documents, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Borrower's assets do not and, immediately following the execution and delivery of the Loan Documents will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Borrower).

     (gg) Management Agreement. The Management Agreement is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event has occurred (other than payments due but not yet delinquent) that, with the passage of time or the giving of notice, or both, would constitute a default, breach or violation by any party thereunder. Neither the execution and delivery of the Loan Documents, Borrower's performance thereunder, the recordation of the Mortgage, nor the exercise of any remedies by Lender, will adversely affect Borrower's rights under the Management Agreement.

     Section 4.2 SURVIVAL OF REPRESENTATIONS. Borrower agrees that all of the representations and warranties of Borrower set forth in Section 4.1 and elsewhere in this Agreement and in the other Loan Documents shall survive for so long as any amount remains owing to Lender under this Agreement or any of the other Loan Documents by Borrower. All representations, warranties, covenants and agreements made in this Agreement or in the other Loan Documents by Borrower shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

V.   AFFIRMATIVE COVENANTS

     Section 5.1 BORROWER COVENANTS. From the date hereof and until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgage (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower hereby covenants and agrees with Lender that:

     (a) Existence; Compliance with Legal Requirements; Insurance. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all Legal Requirements applicable to it and the Property. Borrower shall at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and shall keep the Property in good working order and repair, and from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto, all as more fully provided in the Mortgage.

     (b) Taxes and Other Charges. Borrower shall pay all Taxes and Other Charges now or hereafter levied or assessed or imposed against the Property or any part thereof as the same become due and payable, other than those which it is protesting in good faith by appropriate proceedings diligently pursued in accordance with this Section. Borrower will deliver to Lender receipts for payment or other evidence satisfactory to Lender that the Taxes and Other
Charges have been so paid or are not then delinquent no later than thirty (30) days prior to the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid (provided, however, that Borrower is not required to furnish such receipts for payment of Taxes in the event that such Taxes are to be paid by Lender pursuant to Section 7.3 hereof if Borrower furnishes a request by such date for a disbursement from the Tax and Insurance Escrow Fund and there are sufficient funds therein to make the payment). Borrower shall not suffer and when due shall cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property (other than those liens or charges which Borrower is protesting in good faith by appropriate proceedings, diligently pursued), and when due shall pay for all utility services provided to the Property. After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any Taxes or Other Charges, provided that (i) no Default or Event of Default has occurred and remains uncured, (ii) such proceeding shall suspend the collection of the Taxes or Other Charges from the Property, (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (iv) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, (v) Borrower shall have furnished such security as may be required in the proceeding, or as may be reasonably requested by Lender, to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon and (vi) Borrower shall promptly upon final determination thereof pay the amount of any such Taxes or Other Charges, together with all costs, interest and penalties which may be payable in connection therewith subject to payment pursuant to Section 7.3. Lender may, following prior written notice to Borrower, pay over any such cash deposit or part thereof held by Lender to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

     (c) Litigation. Borrower shall give prompt written notice to Lender of any litigation or governmental proceedings pending or threatened against Borrower which might materially adversely affect Borrower's condition (financial or otherwise) or business or the Property.

     (d) Premises. Borrower shall permit agents, representatives and employees of Lender to inspect the Property or any part thereof at reasonable hours upon reasonable advance notice.

     (e) Notice of Default. Borrower shall promptly advise Lender of any material adverse change in Borrower's condition, financial or otherwise, or of the occurrence of any Default or Event of Default of which Borrower has knowledge.

     (f) Cooperate in Legal Proceedings. Borrower shall cooperate fully with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way materially adversely affect the rights of Lender hereunder or any rights obtained by Lender under any of the other Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings.

     (g) Perform Loan Documents. Borrower shall observe, perform and satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents executed and delivered by Borrower.

     (h) Insurance Benefits. Borrower shall cooperate with Lender in obtaining for Lender the benefits of any Insurance Proceeds lawfully or equitably payable in accordance with Section 7.1 hereof in connection with the Property, and Lender shall be reimbursed for any expenses incurred in connection therewith (including attorneys' fees and disbursements, and the expense of an appraisal on behalf of Lender in case of a fire or other casualty affecting the Property or any part thereof) out of such Insurance Proceeds.

     (i) Further Assurances. Borrower shall, at Borrower's sole cost and expense:

          (A) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished by it pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

          (B) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the collateral at any time securing or intended to secure its obligations under the Loan Documents, as Lender may reasonably require, so long as Borrower's liability is not materially increased thereby; and

          (C) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement and the other Loan Documents, as Lender shall reasonably require from time to time, so long as Borrower's liability is not materially increased thereby.

     (j) Supplemental Mortgage Affidavits. If at any time Lender reasonably determines, based on applicable law, that Lender is not being afforded the maximum amount of security available from the Property as a direct or indirect result of applicable taxes not having been paid with respect to the Property, Borrower agrees that Borrower will execute, acknowledge and deliver to Lender, immediately upon Lender's request, supplemental affidavits increasing the amount of the Debt attributable to the Property to the amount of the Debt and Borrower shall, on demand, pay any additional taxes.

     (k) Financial Reporting.

          (i) Borrower will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP or another method of preparation approved by Lender, proper and accurate books, records and accounts reflecting all of the financial affairs of Borrower and all items of income and expense in connection with the operation of the Property and in connection with any services, equipment or furnishings provided in connection with the operation of the Property, whether such income or expense be realized by Borrower or by any other Person whatsoever, excepting lessees unrelated to and unaffiliated with Borrower who have leased from Borrower portions of the Property for the purpose of occupying the same. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Borrower or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence and during the continuance of an Event of Default, Borrower shall pay any costs and expenses incurred by Lender to examine Borrower's accounting records with respect to the Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

          (ii) Borrower will furnish to Lender annually, (A) within forty (40) days following the end of each Fiscal Year of Borrower, unaudited financial statements of Borrower, and (B) within ninety (90) days following the end of each Fiscal Year of Borrower, (y) a complete copy of the unqualified consolidated annual financial statements of Prime Group Realty Trust, audited by a "big six" accounting firm (as such accounting firm may have been consolidated with another "big six" accounting firm) or another independent certified public accountant reasonably acceptable to Lender in accordance with GAAP covering the Property for such Fiscal Year and (z) financial statements of Borrower, unaudited but certified by an independent certified public accountant reasonably acceptable to Lender, containing balance sheets and statements of profit and loss for Borrower and the Property in such detail as Lender may reasonably request. Such statements shall set forth the financial condition and the income and expenses for the Property for the immediately preceding calendar year including statements of annual net operating income. Borrower's annual financial statements shall be accompanied by an Officer's Certificate certifying that, to the best of such officer's knowledge, each such annual financial statement presents fairly the financial condition of the Property and has been prepared in accordance with GAAP. Together with Borrower's annual financial statements, Borrower shall furnish to Lender an Officer's Certificate certifying as of the date thereof whether, to the best of its knowledge, there exists an event or circumstance which constitutes a Default or Event of Default under the Loan Documents executed and delivered by Borrower, and if such Default or Event of Default exists, the nature thereof, the period of time it has existed and the action then being taken to remedy the same.

          (iii) Borrower will furnish, or cause to be furnished, to Lender on or before thirty (30) days after the end of each calendar month the following items, in a format reasonably acceptable to Lender, accompanied by an Officer's Certificate certifying that, to the best of such officer's knowledge, such items are true, correct, accurate, and complete and fairly present the financial condition and results of the operations of Borrower and the Property in accordance with GAAP or a method of preparation approved by Lender (subject to normal year end adjustments) as applicable: (A) monthly and year to date operating statements prepared for each calendar month, noting net operating income and other information necessary and sufficient to fairly represent the results of operation of the Property during such calendar month, all in form reasonably satisfactory to Lender; (B) a balance sheet for each such month; (C) a comparison of the budgeted income and expenses and the actual income and expenses for each month and year to date for the Property together with a detailed explanation of any variances of ten percent (10%) or more between budgeted and actual amounts for such period and year to date; (D) a statement of the actual capital expenditures made by Borrower during each calendar quarter as of the last day of such calendar quarter; (E) a calculation reflecting the annual Debt Service Coverage Ratio as of the last day of each calendar month;
and (F) a statement that the representations and warranties of Borrower set forth in Section 4.l(dd)(iv) are true and correct as of the date of such certificate.

          (iv) Borrower will furnish, or cause to be furnished, to Lender as soon as available and in any event on or before thirty (30) days after the end of each calendar month occupancy rates, rent rolls (identifying the leased premises, names of all tenants, units leased, monthly rental and all other charges payable under each lease, date to which paid, term of lease, date of occupancy, date of expiration, any and every material special provision, concession or inducement granted to tenants during such month) and a delinquency report for the Property and such other relevant information with respect to the Property as requested by the Lender, in each case accompanied by an Officer's Certificate certifying that such items are true, correct, accurate, and complete.

          (v) Borrower shall furnish to Lender, within ten (10) Business Days after request, such further detailed information with respect to the operation of the Property and the financial affairs of Borrower as may be reasonably requested by Lender or any applicable Rating Agency. If Borrower fails to provide to Lender or its designee any of the financial statements, certificates, reports or information (the "Required Records") required by this Section 5.1(k) within thirty (30) days after the date upon which such Required Record is due, Borrower shall pay to Lender, at Lender's option and in its sole discretion, an amount equal to $5,000 for each Required Record that is not delivered; provided that, Lender has given at least fifteen (15) days prior written notice to Borrower of such failure by Borrower to timely submit the applicable Required Record.

     (l) Business and Operations. Borrower will continue to engage in the businesses presently conducted by it as and to the extent the same are necessary for the ownership, maintenance, management and operation of the Property. Borrower will qualify to do business and will remain in good standing under the laws of each jurisdiction as and to the extent the same are required for the ownership, maintenance, management and operation of the Property.

     (m) Title to the Property. Borrower will warrant and defend (i) the title to the Property and every part thereof, subject only to Liens permitted under the Loan Documents (including Permitted Encumbrances) and (ii) the validity and priority of the Lien of the Mortgage, subject only to Liens permitted under the Loan Documents (including Permitted Encumbrances), in each case against the claims of all Persons whomsoever. Borrower shall reimburse Lender for any losses, costs, damages or expenses (including reasonable attorneys' fees and court costs) incurred by Lender if an interest in the Property, other than as permitted hereunder, is claimed by another Person.

     (n) Costs of Enforcement. In the event (i) that the Mortgage is foreclosed in whole or in part or is put into the hands of an attorney for collection, suit, action or foreclosure, (ii) of the foreclosure of any mortgage prior to or subsequent to the Mortgage encumbering the Property in which proceeding Lender is made a party or (iii) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or an assignment by Borrower for the benefit of its creditors, Borrower, its successors or assigns, shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys' fees in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes.

     (o) Estoppel Statement.

          (i) After request by Lender, Borrower shall within ten (10) days furnish Lender with a statement, duly acknowledged and certified, setting forth
(A) the unpaid  principal amount of the Note, (B) the Interest Rate of the Note,
(C) the date installments of interest and/or principal were last paid, (D) any offsets or defenses to the payment of the Debt, if any and (E) that the Note, this Agreement, the Mortgage and the other Loan Documents are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification.

          (ii) After request by Lender (but no more frequently than once in any year), Borrower shall within ten (10) days furnish Lender with a certificate reaffirming all representations and warranties of Borrower set forth herein and in the other Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes.

          (iii) Borrower shall deliver to Lender upon request, tenant estoppel certificates from each tenant at the Property in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver such certificates more frequently than one (1) time in any calendar year.

     (p) Loan Proceeds. Borrower shall use the proceeds of the Loan received by it on the Closing Date only for the purposes set forth in Section 2.1.4.

     (q) Performance by Borrower. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document executed and delivered by Borrower, and shall not enter into or otherwise suffer or permit any amendment, waiver, supplement, termination or other modification of any Loan Document executed and delivered by Borrower without the prior written consent of Lender.

     (r) Annual Budget. Borrower shall prepare and submit (or shall cause Manager to prepare and submit) to Lender by December 1 of each year during the Term, a proposed pro forma budget for the Property for the succeeding fiscal year commencing January 1 and ending December 31 (the "Annual Budget") and, promptly after preparation thereof, any subsequent revisions to such Annual Budget. After the occurrence of a Cash Trap Event, the Annual Budget shall be subject to Lender's approval which approval shall not be unreasonably withheld or delayed. Lender's failure to approve or disapprove any Annual Budget requiring Lender's approval within thirty (30) days after Lender's receipt thereof shall be deemed to constitute Lender's approval thereof. The Annual Budget shall consist of (i) an operating expense budget (the "Operating Budget") showing, on a month-by-month basis, in reasonable detail, each line item of the Borrower's anticipated income and Operating Expenses (on a cash modified basis), including amounts required to establish, maintain and/or increase reserves, (ii) a Capital Expense Budget (the "Capital Budget") showing, on a month-by-month basis, in reasonable detail, each line item of anticipated Capital Expenses. A copy of the Budget for the period commencing on the date hereof and ending on December 31, 1998 shall be delivered to Lender for its approval within forty-five (45) days after the date hereof.

     (s) Confirmation of Representations. In addition to and not in limitation of the covenants and agreements of Borrower contained in Section 9.1, Borrower shall deliver, in connection with any Secondary Market Transaction, (i) Officer's Certificates certifying as to the accuracy of all representations made by Borrower in the Loan Documents (with changes made to such representations as necessary to render them factually accurate) as of the date of the closing of such Secondary Market Transaction and (ii) certificates of the relevant Governmental Authorities in all relevant jurisdictions indicating the good standing and qualification of Borrower as of the date of the Secondary Market Transaction.

     (t) No Joint Assessment. Borrower shall not suffer, permit or initiate the joint assessment of the Property (i) with any other real property constituting a tax lot separate from the Property and (ii) with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property.

     (u) Leasing Matters. Borrower shall not, without Lender's prior written consent, enter into, modify, amend or renew any Lease (x) for 10,000 or more square feet while an Event of Default is not occurring or (y) for any size while an Event of Default is continuing. Any Lease for less than 10,000 square feet that is entered into, modified, amended or renewed during a period of time when no Event of Default exists shall be deemed approved by Lender (such Lease, a "Deemed Approved Lease"). If Lender does not approve or disapprove a Lease (other than a Deemed Approved Lease) within ten (10) Business Days of Lender's receipt of such Lease and all information relating thereto reasonably requested by Lender, such Lease shall be deemed approved. Upon request, Borrower shall furnish Lender with executed copies of all Leases. All renewals of Leases and all proposed Leases shall provide for rental rates that are at or greater than existing local market rates for space at properties similar to the Property. All proposed Leases shall be on commercially reasonable terms and shall not contain any terms which would materially adversely affect Lender's rights under the Loan Documents. All Leases shall provide that they are subordinate to the Mortgage encumbering the Property and that the lessee agrees to attorn to Lender if it succeeds to the interest of Borrower in the Property. Borrower (i) shall observe and perform the obligations imposed upon the lessor under the Leases, other than immaterial obligations the failure of which to perform is not likely to have a material adverse effect on the Property or the applicable Lease(s); (ii) shall, in the exercise of its prudent business judgment, enforce the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed; (iii) shall not collect any of the rents more than one
(1) month in advance (other than security deposits); (iv) shall not execute any other assignment of lessor's interest in the Leases or the Rents (except as contemplated by the Loan Documents); (v) shall not alter, modify or change the terms of the Leases in a manner inconsistent within the provisions of the Loan Documents; and (vi) shall execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Leases as Lender shall from time to time reasonably require.

     (v) Principal Place of Business. Borrower shall not change its principal place of business set forth on the first page of this Agreement without first giving Lender thirty (30) days prior written notice.

     (w) Management Agreement. Borrower shall cause the Property to be operated pursuant the Management Agreement. Borrower shall:

          (i) promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

          (ii) promptly notify Lender of any default under the Management Agreement of which it is aware;

          (iii) promptly, upon Lender's request, deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, property improvement plan and any other notice, report and estimate received by it under the Management Agreement; and

          (iv) promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by the Manager under the Management Agreement.

VI.  NEGATIVE COVENANTS
     ------------------

     Section 6.1 BORROWER'S NEGATIVE COVENANTS. From the date hereof until payment and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgage in accordance with the terms of this Agreement and the other Loan Documents, Borrower covenants and agrees with Lender that it will not do, directly or indirectly, any of the following:

     (a) Operation of Property. Borrower shall not, without Lender's prior consent: (i) surrender, terminate or cancel the Management Agreement or otherwise replace the Manager of the Property or enter into any other management agreements with respect to the Property (except pursuant to Section 9.5); (ii) reduce or consent to the reduction of the term of the Management Agreement;
(iii) increase or consent to the increase of the amount of any charges under the Management Agreement; or (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under the Management Agreement in any material respect.

     (b) Liens. Borrower shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist any Lien on any portion of the Property or permit any such action to be taken, except (i) Permitted Encumbrances, (ii) Liens created by or permitted pursuant to the Loan Documents and (iii) Liens for Taxes or Other Charges not yet due.

     (c) Dissolution. Borrower shall not dissolve, terminate, liquidate, merge with or consolidate into another Person.

     (d) Change In Business. Borrower shall not enter into any line of business other than the ownership and operation of the Property, or make any material change in the scope or nature of its business objectives, purposes or operations, or undertake or participate in activities other than the continuance of its present business.

     (e) Debt Cancellation. Borrower shall not cancel or otherwise forgive or release any claim or debt owed to Borrower by any Person, except for adequate consideration and in the ordinary course of Borrower's business in its reasonable judgment.

     (f) Affiliate Transactions. Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower or any of the members of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arms-length transaction with an unrelated third party.

     (g) Zoning. Borrower shall not initiate or consent to any zoning reclassification of any portion of any of the Property or seek any variance under any existing zoning ordinance or use or permit the use of any portion of any of the Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation, without the prior consent of Lender.

     (h) Assets. Borrower shall not purchase or own any real properties other than the Property.

     (i) Debt. Borrower shall not create, incur or assume any debt (including subordinate debt) other than the Debt and other than Permitted Indebtedness. In addition, no Person owning any interest in Borrower shall pledge, transfer or otherwise dispose of its interest in Borrower to secure any financing for the benefit of such Person, Borrower or the Property.

     (j) Transfers. Borrower shall not, without the prior written consent of Lender, suffer or permit the sale, assignment or transfer (collectively, "Transfer") of (i) all or any part of the Property (except pursuant to any
Lease) other than in connection with a Special Transfer, (ii) any direct interest in Borrower or (iii) any direct or indirect interest in any member of Borrower other than (A) the issuance or transfer of beneficial interests in Prime Group Realty Trust, a Maryland real estate investment trust, so long as such issuance or transfer does not result in a change in Control of Prime Group Realty Trust and so long as such issuance or transfer does not affect the non-consolidation opinion delivered by Borrower, and (B) the issuance or transfer of limited partner interests in Prime Group Realty L.P., a Delaware limited partnership, or a conversion of a one percent general partnership interest owned beneficially by The Nardi Group, L.L.C. in Prime Group Realty L.P. into a limited partnership interest in Prime Group Realty L.P., so long as such issuance or transfer does not result in a change in Control of Prime Group Realty L.P. and so long as such issuance or transfer does not affect the non-consolidation opinion delivered by Borrower; provided, however, that Borrower may grant the easements and other rights in the Property specifically permitted under Section 8(f) of the Mortgage. No Transfer consented to by Lender pursuant to clause (ii) or (iii) above shall be permitted unless Lender shall have received (a) evidence in writing from the applicable Rating Agencies to the effect that such a Transfer will not result in a qualification, withdrawal or downgrading of the ratings in effect immediately prior to such Transfer for the Securities issued in connection with the Securitization which are then outstanding and (b) a non-consolidation opinion satisfactory to Lender from the transferee's counsel. On or before the completion of any such permitted Transfer, Borrower will pay all reasonable expenses of Lender incurred in connection therewith. Notwithstanding anything to the contrary contained in this clause (j), holders of interests in Borrower (or holders of interests in any entity directly or indirectly holding an interest in Borrower) as of the date hereof (the "Interest Holders") shall have the right to transfer their interest in Borrower (or any entity directly or indirectly holding an interest in Borrower) to another Person who is not an Interest Holder, including without limitation immediate family members for estate planning purposes, without Lender's consent; provided, however, that:

          (i) after taking into account any prior transfers pursuant to this sentence, whether to the proposed transferee or otherwise, no such transfer (or series of transfers) shall result in (A) the proposed transferee, together with all members of his/her immediate family or any affiliates thereof, owning in the aggregate (directly, indirectly or beneficially) more than 20% of the interests in Borrower (or any entity directly or indirectly holding an interest in Borrower) or (B) a transfer in the aggregate of more than 20% of the interests in Borrower as of the date hereof;

          (ii) no such transfer of interest shall result in a change of control of Borrower or the day-to-day operations of the Property;

          (iii) Borrower shall give Lender notice of such transfer together with copies of all instruments effecting such transfer not less than ten (10) days prior to the date of such transfer;

          (iv) no Event of Default has occurred and remains uncured; and

          (v) the legal and financial structure of Borrower after such transfer and its members and the single purpose nature and bankruptcy remoteness of Borrower and its shareholders, partners or members satisfies Lender's then current applicable underwriting criteria and requirements, including without limitation the requirement at the request of Lender to deliver written confirmations from the Rating Agencies that such transfer or series of transfers will not result in a qualification, downgrade or withdrawal of the then applicable ratings.

For purposes of this clause (j), (A) a change of control of Borrower shall be deemed to have occurred if there is any change in the identity of the individual or entities or group of individuals or entities who have the right, by virtue of any partnership agreement, articles of incorporation, bylaws, articles of organization, operating agreement or any other agreement, with or without taking any formative action, to cause Borrower to take some action or to prevent, restrict or impede Borrower from taking some action which, in either case, Borrower could take or could refrain from taking were it not for the rights of such individuals; and (B) an "immediate family member" shall mean a spouse or a child of any Interest Holder.

VII.  CASUALTY; CONDEMNATION; ESCROWS
      -------------------------------

     Section 7.1 INSURANCE; CASUALTY AND CONDEMNATION.

     7.1.1 INSURANCE.

     (a) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall keep the Property insured and obtain and maintain during the Term policies of insurance insuring against loss or damage by standard, "all-risk" perils. Such insurance (i) shall be in an amount equal to the greatest of (A) the then full replacement cost of the Property without deduction for physical depreciation, (B) the outstanding principal balance of the Loan and (C) such amount that the insurer would not deem Borrower a co-insurer under said policies and (ii) and shall have deductibles no greater than five percent (5%) of the full replacement cost of the Property. The premiums for such policies of insurance carried in accordance with this paragraph shall be paid annually in advance and shall contain a "Replacement Cost Endorsement" with a waiver of depreciation.

     (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the Term the following policies of insurance:

          (i) Flood insurance if any part of the Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Program in an amount at least equal to the Debt or the maximum limit of coverage available with respect to the Property under said program, whichever is less.

          (ii) Commercial general liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and containing minimum limits per occurrence of $1,000,000 and $2,000,000 in the aggregate for any policy year. In addition, at least $10,000,000 excess and/or umbrella liability insurance shall be obtained and maintained for any and all claims, including all legal liability imposed upon Borrower and all court costs and attorneys' fees incurred in connection with the ownership, operation and maintenance of the Property.

          (iii) Rental loss and/or business interruption insurance in an amount equal to the greater of (A) the estimated gross revenues from the operations of the Property for the next succeeding eighteen (18) month period or (B) the projected operating expenses (including Debt Service) for the maintenance and operation of the Property for the next succeeding eighteen (18) month period. The amount of such insurance shall be increased from time to time during the Term as and when the Rents increase or the estimate of (or the actual) gross revenue, as may be applicable, increases.

          (iv) Insurance against loss or damage from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in any of the Improvements (without exclusion for explosions), in an amount at least equal to $2,000,000 for the Property.

          (v) Worker's compensation insurance with respect to any employees of Borrower, as required by any governmental authority or legal requirement.

          (vi) During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the Property against such risks (including fire and extended coverage and collapse of the Improvements to agreed limits) as Lender may request, in form and substance acceptable to Lender.

          (vii) Coverage to compensate for the cost of demolition and the increased cost of construction for the Property in an amount satisfactory to Lender.

          (viii) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

     (c) All policies of insurance (the "Policies") required pursuant to Section 7.1.1(b) shall be issued by companies reasonably approved by Lender and licensed to do business in the State, with a claims paying ability rating of "A" or better by Standard & Poor's Ratings Group; (ii) shall name Lender and its successors and/or assigns as their interest may appear as the mortgagee; (iii) shall contain a Non-Contributory Standard Lender Clause and a Lender's Loss Payable Endorsement, or their equivalents, naming Lender as the person to which all payments made by such insurance company shall be paid; (iv) shall contain a waiver of subrogation against Lender; (v) shall be maintained throughout the Term without cost to Lender; (vi) shall be assigned and the certificates thereof delivered to Lender; and (vii) shall contain endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, reduction or cancellation of any of the Policies; and (viii) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles, loss payees and insureds. Borrower shall pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable and shall furnish to Lender evidence of the renewal of each of the Policies with receipts for the payment of the Insurance Premiums or other evidence of such payment reasonably satisfactory to Lender (provided, however, that Borrower is not required to furnish such evidence of payment to Lender if such Insurance Premiums have been paid by Lender pursuant to Section 7.3 hereof). If Borrower does not furnish such evidence and receipts at least ten (10) days prior to the expiration of any expiring Policy, then Lender may procure, but shall not be obligated to procure, such insurance and pay the Insurance Premiums therefor, and Borrower agrees to reimburse Lender for the cost of such Insurance Premiums promptly on demand. Within thirty (30) days after request by Lender, Borrower shall obtain such increases in the amounts of coverage required hereunder as may be reasonably requested by Lender, taking into consideration changes in the value of money over time, changes in liability laws, and changes in prudent customs and practices.

     (d) If any Property is damaged or destroyed, in whole or in part, by fire or other casualty (an "Insured Casualty"), Borrower shall give prompt notice thereof to Lender. Following the occurrence of an Insured Casualty, unless the Loan is repaid in full, Borrower shall promptly proceed to restore, repair, replace or rebuild the Property to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with Legal Requirements. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt and be secured hereby and shall be reimbursed by Borrower to Lender upon demand.

     7.1.2 CASUALTY AND APPLICATION OF PROCEEDS.

     (a) In case of loss or damages covered by any of the Policies, the following provisions shall apply:

          (i) If an Insured Casualty does not exceed $200,000, Borrower may settle and adjust any claim without the consent of Lender; provided that such adjustment is carried out in a competent and timely manner. In such case, Borrower is hereby authorized to collect and receipt for any such insurance proceeds.

          (ii) If an Insured Casualty shall equal or exceed $200,000, Lender may settle and adjust any claim without the consent of Borrower and agree with the insurance company or companies on the amount to be paid on the loss, and the proceeds of any such policy shall be due and payable solely to Lender and held in escrow by Lender in accordance with the terms hereof.

     (b) In the event of an Insured Casualty where the loss is in an aggregate amount less than $2,000,000, and if, in the reasonable judgment of Lender, the Property can be restored within six (6) months and prior to the Optional Prepayment Date to an economic unit not less valuable and not less useful than the same was prior to the Insured Casualty, and after such restoration will adequately secure the Debt, then, if no Default or Event of Default shall have occurred and be then continuing, the proceeds of insurance (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to the Insured Casualty (the "Restoration"), in the manner set forth herein. Borrower hereby covenants and agrees to commence and diligently prosecute such Restoration; provided that (i) Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such Restoration in excess of the net proceeds of insurance made available pursuant to the terms hereof; (ii) the Restoration shall be done in compliance with all Legal Requirements; and (iii) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Restoration, the sum of (A) income derived from the Property, as reasonably determined by Lender, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, to be paid will equal or exceed the sum of (I) expenses in connection with the operation of the Property and (II) the Debt Service under the Loan.

     (c) Except as provided above, the proceeds of insurance collected upon any Insured Casualty shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to reimburse Borrower for the cost of any Restoration, in the manner set forth below. Any such application to the Debt shall be without any prepayment consideration except that if an Event of Default has occurred and is continuing at the time the insurance proceeds are received, then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that would be required under Section 2.3.3 hereof if a Defeasance Deposit was to be made by Borrower. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note but shall not postpone or reduce any payments otherwise required pursuant to the Note other than such last due payments.

     (d) If Borrower is entitled to reimbursement out of insurance proceeds held by Lender, such proceeds shall be deposited by Lender into the Casualty/Condemnation Subaccount (as described in the Cash Collateral Agreement) and disbursed from time to time from the Casualty/Condemnation Subaccount upon Lender being furnished with (i) evidence satisfactory to it of the estimated cost of completion of the Restoration, (ii) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed Restoration,
(iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve and (iv) all plans and specifications for such Restoration, such plans and specifications to be approved by Lender prior to commencement of any work. In addition, no payment made prior to the final completion of the Restoration shall exceed ninety percent (90%) of the value of the work performed from time to time; funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds; and at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the Restoration, free and clear of all liens or claims for lien. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of Restoration shall be paid to Borrower.

     7.1.3 CONDEMNATION.

     (a) Borrower shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property (a "Condemnation") and shall deliver to Lender copies of any and all papers served in connection with such Condemnation. Following the occurrence of a Condemnation, Borrower, regardless of whether an Award is available, shall promptly proceed to restore, repair, replace or rebuild the Property to the extent practicable to be of at least equal value and of substantially the same character as prior to such Condemnation, all to be effected in accordance with Legal Requirements.

     (b) Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment in respect of a Condemnation (an "Award") and to make any compromise or settlement in connection with such Condemnation, subject to the provisions of this Section. Notwithstanding any Condemnation by any public or quasi-public authority (including any transfer made in lieu of or in anticipation of such a Condemnation), Borrower shall continue to pay the Debt at the time and in the manner provided for in the Note, in this Agreement and the other Loan Documents and the Debt shall not be reduced unless and until any Award shall have been actually received and applied by Lender to expenses of collecting the Award and to discharge of the Debt. Lender shall not be limited to the interest paid on the Award by the condemning authority but shall be entitled to receive out of the Award interest at the rate or rates provided in the Note. Borrower shall cause any Award that is payable to Borrower to be paid directly to Lender.

     (c) In the event of any Condemnation where the Award is in an aggregate amount less than $2,000,000, and if, in the reasonable judgment of Lender, the Property can be restored within six (6) months and prior to the Optional Prepayment Date to an economic unit not less valuable and not less useful than the same was prior to the Condemnation, and after such restoration will adequately secure the Debt, then, if no Default or Event of Default shall have occurred and be then continuing, the proceeds of the Award (after reimbursement of any expenses incurred by Lender) shall be applied to reimburse Borrower for the cost of restoring, repairing, replacing or rebuilding the Property or part thereof subject to Condemnation (the "Condemnation Restoration") in the manner set forth below. Borrower hereby covenants and agrees to commence and diligently to prosecute such Condemnation Restoration; provided that (i) Borrower shall pay all costs (and if required by Lender, Borrower shall deposit the total thereof with Lender in advance) of such Condemnation Restoration in excess of the Award made available pursuant to the terms hereof; (ii) the Condemnation Restoration shall be done in compliance with all Legal Requirements; and (iii) Lender shall have received evidence reasonably satisfactory to it that, during the period of the Condemnation Restoration, the sum of (A) income derived from the Property, as reasonably determined by Lender, plus (B) proceeds of rent loss insurance or business interruption insurance, if any, to be paid will equal or exceed the sum of (I) expenses in connection with the operation of the Property and (II) the Debt Service under the Loan.

     (d) Except as provided above, the Award collected upon any Condemnation shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or applied to reimburse Borrower for the cost of the Condemnation Restoration in the manner set forth below. Any such application to the Debt shall be without any prepayment consideration except that if an Event of Default has occurred and is continuing at the time the Award is received, then Borrower shall pay to Lender an additional amount equal to the Yield Maintenance Premium, if any, that would be required under Section 2.3.3 hereof if a Defeasance Deposit was to be made by Borrower. Any such application to the Debt shall be applied to those payments of principal and interest last due under the Note but shall not postpone or reduce any payments otherwise required pursuant to the Note other than such last due payments. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of such Award, Lender shall have the right, whether or not a deficiency judgment on the Note shall be recoverable or shall have been sought, recovered or denied, to receive all or a portion of said Award sufficient to pay the Debt.

     (e) In the event Borrower is entitled to reimbursement out of the Award received by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with (i) evidence satisfactory to it of the estimated cost of completion of the Condemnation Restoration, (ii) funds or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of the Award to complete the Condemnation Restoration, (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of costs, payment and performance as Lender may reasonably require and approve; and (iv) all plans and specifications for such Condemnation Restoration, such plans and specifications to be approved by Lender prior to commencement of work. In addition, no payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety percent (90%) of the value of the work performed from time to time; (y) funds other than proceeds of the Award shall be disbursed prior to disbursement of such proceeds; and (z) at all times, the undisbursed balance of such proceeds remaining in the hands of Lender, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Borrower for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the costs of completion of the Condemnation Restoration free and clear of all liens or claims for lien. Any surplus which may remain out of the Award received by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall, in the sole and absolute discretion of Lender, be retained by Lender and applied to payment of the Debt.

     Section 7.2 REQUIRED REPAIR; REQUIRED REPAIR FUNDS.

     7.2.1 REQUIRED REPAIRS: DEPOSITS. Borrower shall perform the repairs at the Property set forth on Schedule 3 annexed hereto (the "Required Repairs"). Borrower shall complete each of the Required Repairs on or before the deadline for same set forth on Schedule 3. On the Closing Date, Borrower shall deposit with Lender the amount set forth on Schedule 3 hereto to perform the Required Repairs for the Property. Amounts so deposited with Lender (the "Required Repair Fund") shall be held by Lender in an account (the "Required Repair Account") in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments.

     7.2.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due in respect of the Loan and the performance of all other terms, conditions and covenants of the Loan Documents and this Agreement on Borrower's part to be paid and performed, all of Borrower's right, title and interest in and to the Required Repair Fund and the Required Repair Account. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Required Repair Fund or the Required Repair Account or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-l Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

     7.2.3 RELEASE OF REQUIRED REPAIR FUNDS. Lender shall disburse to Borrower all Required Repair Funds in the Required Repair Account upon satisfaction by Borrower of each of the following conditions: (a) Borrower shall submit a written request for payment to Lender at least thirty (30) days prior to the date on which Borrower requests such payment be made (except in the case of an emergency repair which requires immediate attention, in which event Borrower may submit such payment request within ten (10) days), (b) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured, (c) Lender shall have received an Officer's Certificate from Borrower certifying that all Required Repairs at the Property for which disbursement has been requested have been completed (i) in a good and workmanlike manner and (ii) in accordance with all applicable Legal Requirements, such certificate to be accompanied by a copy of each license, permit or other approval required by any Governmental Authority for the use or occupancy of the Property, (d) Lender shall have received an Officer's Certificate from Borrower (i) identifying each Person that supplied materials or labor in connection with the Required Repairs for which disbursement has been requested (ii) stating that each such Person has been paid in full or will be paid in full with the funds disbursed, such certificate to be accompanied by a copy of appropriate lien waivers or other evidence of payment satisfactory to Lender, (e) at Lender's option, a title search for the Property indicating that the Property is free from all liens, claims and other encumbrances not previously approved by Lender and (f) Lender shall have received such other evidence as Lender shall reasonably request that the Required Repairs at the Property have been completed and paid for or will be paid for with the proceeds of such disbursement. Lender shall be required to make only one disbursement from the Required Repair Account during a month and such disbursement shall be made only upon satisfaction of each condition contained in this Section 7.2.3. Upon completion of all Required Repairs in accordance with the terms hereof, Lender shall disburse to Borrower any amounts then remaining in the Required Repair Account.

     7.2.4 FAILURE TO PERFORM REQUIRED REPAIRS. It shall be a Default under this Agreement if (a) Borrower does not complete the Required Repairs at the Property by the required deadline for each repair as set forth on Schedule 3 or (b) Borrower does not satisfy each condition contained in Section 7.2.3 hereof. Upon the occurrence of an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Required Repairs at the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

     Section 7.3 TAX AND INSURANCE ESCROW FUND.

     7.3.1 TAX AND INSURANCE ESCROW FUND. Borrower shall pay to Lender (a) on each Payment Date, (i) one-twelfth (1/12) of the Taxes that Lender reasonably estimates will be payable during the next ensuing twelve (12) months in order to accumulate with Lender sufficient funds to pay all such Taxes at least thirty
(30) days prior to their respective due dates and (ii) one-twelfth (1/12) of the Insurance Premiums that Lender estimates will be payable for the renewal of the coverage afforded by the Policies upon the expiration thereof in order to accumulate with Lender sufficient funds to pay all such Insurance Premiums at least thirty (30) days prior to the expiration of the Policies and (b) on the Closing Date, an amount which, when combined with the monthly deposits described in (a) above, shall be sufficient to pay the next installment of Taxes and the next required payment of Insurance Premiums on the due date therefor (said amounts in (a) and (b) above hereinafter called the "Tax and Insurance Escrow Fund"). The Tax and Insurance Escrow Fund, and the payments of interest or principal or both, payable pursuant to the Note, shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Section 5.1 hereof and under the Mortgage, or to reimburse Borrower for such amounts upon presentation of evidence of payment and an Officer's Certificate in form and substance satisfactory to Lender; subject, however, to Borrower's right to contest Taxes in accordance with Section 5.1(b) hereof. In making any payment relating to the Tax and Insurance Escrow Fund, Lender may do so according to any bill, statement or estimate procured from the appropriate public office (with respect to Taxes) or insurer or agent (with respect to Insurance Premiums), without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Section 5.1 hereof, Lender shall return any excess to Borrower or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Property. If at any time Lender determines that the Tax and Insurance Escrow Fund is not or will not be sufficient to pay the items set forth in (a) and (b) above, Lender shall notify Borrower of such determination and Borrower shall increase its monthly payments to Lender by the amount that Lender reasonably estimates is sufficient to make up the deficiency at least thirty (30) days prior to delinquency of the Taxes and/or expiration of the Policies, as the case may be.

     7.3.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges, assigns and grants a security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed, of all Borrower's right, title and interest in and to the Tax and Insurance Escrow Fund. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Tax and Insurance Escrow Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto.

     7.3.3 APPLICATION OF TAX AND INSURANCE ESCROW FUND. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums then present in the Tax and Insurance Escrow Fund to the payment of the following items in any order in its sole discretion: (a) Taxes and Other Charges; (b) Insurance Premiums; (c) interest on the unpaid principal balance of the Note;
(d) amortization of the unpaid principal balance of the Note; or (e) all other sums payable pursuant to this Agreement and the other Loan Documents. The Tax and Insurance Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Tax and Insurance
Escrow Fund shall be held by Lender in an account in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Section
7.3. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Tax and Insurance Escrow Fund.

     Section 7.4 CAPITAL RESERVE FUND.

     7.4.1 CAPITAL RESERVE FUND. Borrower shall pay to Lender on each Payment Date an amount equal to one-twelfth (1/12th) of the product obtained by multiplying $0.55 by the aggregate amount of square feet of rentable space in the Property (said amounts hereinafter called the "Capital Reserve Fund"). Lender will apply the Capital Reserve Fund to payment of Approved Capital Expenses pursuant to the terms hereof; provided, however, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may credit such Capital Reserve Fund against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper. If the amount of the Capital Reserve Fund shall exceed the amounts due for Approved Capital Expenses pursuant to the terms hereof, Lender shall, in its discretion, return any excess to Borrower or, if future Capital Reserve Fund payments are then required, credit such excess against such future payments; provided, however, if the Loan shall have been accelerated or if there is an Event of Default which is continuing, then Lender may credit such excess against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper.

     7.4.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in all Borrower's right, title and interest in and to the Capital Reserve Fund, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Capital Reserve Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

     7.4.3 APPLICATION OF CAPITAL RESERVE FUND. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums then present in the Capital Reserve Fund to the payment of the following items in any order in its sole discretion: (a) Capital Expenses; (b) interest on the unpaid principal balance of the Note; (c) amortization of the unpaid principal balance of the Note; or (d) all other sums payable pursuant to this Agreement and the other Loan Documents. The Capital Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Capital Reserve Fund shall be held by Lender in an account in Lender's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Section
7.4. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Capital Reserve Fund.

     7.4.4 PAYMENT OF CAPITAL EXPENSES. Funds held in the Capital Reserve Fund may be used for Approved Capital Expenses. From time to time, Borrower may send a request for disbursement of funds in the Capital Reserve Fund, but not more than one (1) time per month and, to the extent there are sufficient funds available in the Capital Reserve Fund, such disbursements shall be made by Lender so long as (a) no Event of Default shall have occurred and be continuing;
(b) such expenditure is for an Approved Capital Expense; and (c) the request for disbursement is accompanied by (i) an Officer's Certificate certifying (A) the amount of funds to be disbursed, (B) that such funds will be used to pay Approved Capital Expenses and a description thereof, (C) that the same has not been the subject of a previous disbursement, (D) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 6.1(i) hereof) have been paid in full and (E) that all previous disbursements have been used to pay the previously identified Approved Capital Expenses and (ii) reasonably detailed documentation as to the amount, necessity and purpose therefor.

     Section 7.5 ROLLOVER RESERVE FUND

     7.5.1 ROLLOVER RESERVE FUND.

     (a) Borrower shall pay to Lender on each Payment Date commencing January 1, 2001, and continuing through December 31, 2002, the sum of $26,835.00 (each such payment a "Rollover Payment," the schedule of such Rollover Payments [as may be amended pursuant to the terms of Section 7.5.1(a)(i), below], the "Rollover
Payment Schedule," and such Rollover Payments cumulatively, the "Rollover Reserve Fund"), to be applied in accordance with the terms of this Section 7.5; provided, however, that

                  (i) if, in accordance with the terms of that certain Lease dated July 1, 1992 (as may have been amended on or prior to the date hereof, the "Tribune Lease"), by and between American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated December 1, 1985, and known as Trust No. 66245, and Tribune Regional Programming, Inc. / Chicago Tribune Company (collectively, "Tenant"), Tenant extends the term of the Tribune Lease such that the expiration date of the Tribune Lease is no earlier than March 31, 2008, then Borrower may, in lieu of the immediately preceding Rollover Payment Schedule, pay to Lender the sum of $7,657.00 on each Payment Date commencing January 1, 2001, and continuing through December 31, 2007;

                  (ii) if the unsecured debt rating of Prime Group Realty Trust, Inc. is BBB- or better as determined by Standard & Poor's Ratings Services as of January 1, 2001, then Borrower may, in lieu of making Rollover Payments, deliver to Lender on or before January 1, 2001 the Prime Group Guaranty (as defined below);

                  (iii) Borrower shall not be required to make any Rollover Payments if, as determined by Lender as of January 1, 2001, the Leases that expire during a single calendar year at no time represent more than twenty percent (20%) of the gross leasable area of the Property; and

                  (iv) Borrower shall not be required to make any Rollover Payments if Borrower delivers to Lender, on or before January 1, 2001, an irrevocable letter of credit in the amount of $643,160.00 in a form and issued by a bank reasonably acceptable to Lender, and Lender shall have the right to draw upon and apply the proceeds from such letter of credit at the times and in the manner provided in this Section 7.5 for application of funds deposited in the Rollover Reserve Fund.

                  For purposes of this Section 7.5, the "Prime Group Guaranty" shall mean a guaranty in form and substance reasonably satisfactory to Lender from Prime Group Realty, L.P., pursuant to which Prime Group Realty, L.P. unconditionally guarantees the payment of all costs and expenses, up to a maximum amount of $643,160.00, incurred in connection with Approved Leasing Expenses. Lender shall have the right to enforce the Prime Group Guaranty and apply the proceeds from the Prime Group
         Guaranty at the times and in the manner provided in this Section 7.5 for application of funds deposited in the Rollover Reserve Fund.

     (b) Lender will apply the Rollover Reserve Fund to the payment of Approved Leasing Expenses pursuant to the terms of this Section 7.5; provided, however, if there is an Event of Default which is continuing, then Lender may credit such Rollover Reserve Fund against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper. If the amount of the Rollover Reserve Fund shall exceed the amounts due for Approved Leasing Expenses pursuant to the terms hereof, Lender shall, in its reasonable discretion, return any excess to Borrower; provided, however, if there is an Event of Default which is continuing, then Lender may credit such excess against the Debt in such priority and proportions as Lender in its sole and absolute discretion shall deem proper.

     7.5.2 GRANT OF SECURITY INTEREST. Borrower hereby pledges and assigns to Lender, and grants to Lender a security interest in, all of Borrower's right, title and interest in and to the Rollover Reserve Fund, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions of the Loan Documents and this Agreement on Borrower's part to be paid and performed. Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Rollover Reserve Fund, or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. This Agreement is, among other things, intended by the parties to be a security agreement for purposes of the Illinois Uniform Commercial Code.

     7.5.3 APPLICATION OF ROLLOVER RESERVE FUND. Upon the occurrence and during the continuance of an Event of Default, Lender may apply any sums then present in the Rollover Reserve Fund to the payment of the following items in any order in its sole discretion: (a) Approved Leasing Expenses; (b) interest on the unpaid principal balance of the Note; (c) amortization of the unpaid principal balance of the Note; or (d) all other sums payable pursuant to this Agreement and the other Loan Documents. The Rollover Reserve Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. Sums in the Rollover Reserve Fund shall be held by Lender or Servicer in an account in Lender's or Servicer's name at a financial institution selected by Lender in its sole discretion and shall be invested in Permitted Investments. Earnings or interest, if any, thereon shall be retained as part of such funds and applied in accordance with this Section 7.5. Lender shall not be liable for any loss sustained on the investment of any funds constituting the Rollover Reserve Fund.

     7.5.4 PAYMENT OF APPROVED LEASING EXPENSES. Funds held in the Rollover Reserve Fund may be used for Approved Leasing Expenses. From time to time, Borrower may send a request for disbursement of funds in the Rollover Reserve Fund, but not more than one (1) time per month and, to the extent there are sufficient funds available in the Rollover Reserve Fund, such disbursements shall be made by Lender within five (5) Business Days of such request so long as
(a) no Event of Default shall have occurred and be continuing; (b) such expenditure is for an Approved Leasing Expense; and (c) the request for disbursement is accompanied by (i) an Officer's Certificate certifying (A) the amount of funds to be disbursed, (B) that such funds will be used to pay Approved Leasing Expenses and a description thereof, (C) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 6.1(i) hereof) have been paid in full, (D) that the same has not been the subject of a previous disbursement, and (E) that all previous disbursements have been used to pay the previously identified Approved Leasing Expenses and (ii) if requested by Lender, reasonably detailed supporting documentation as to the amount, necessity and purpose therefor. Should Borrower deliver to Lender an irrevocable letter of credit in accordance with the terms of Section 7.5.1(a)(iv), above, to the extent that Borrower is entitled to request funds and receive disbursements from the Rollover Reserve Fund pursuant to this Section 7.5.4, Lender shall be entitled to make partial draw requests on said letter of credit for the amounts so requested by Borrower and shall disburse such amounts in accordance with the terms of this Section; provided, however, that if partial draw requests are not permitted under said letter of credit then, upon Borrower's first request for disbursement of Rollover Reserve Fund sums, Lender shall make a draw request for the full amount of the letter of credit and shall hold such funds in the Rollover Reserve Fund and disburse such funds in accordance with this Section 7.5.

     Section 7.6 PAYMENT OF APPROVED OPERATING EXPENSES. After a Cash Trap Event, Funds held in the Cash Collateral Account may be used for Approved Operating Expenses, provided that such use shall be in Lender's discretion if an Event of Default has occurred and remains uncured. Provided an Event of Default has not occurred, Borrower may from time to time send a request for disbursement of funds in the Cash Collateral Account for payment of Approved Operating Expenses, but not more than one (1) time per month. To the extent there are funds available in the Cash Collateral Account in excess of the amounts required to fund the Tax and Insurance Escrow Fund, the Capital Reserve Fund and to pay the Monthly Debt Service Payment Amount due in respect of the Loan on the next Payment Date, such disbursements for Approved Operating Expenses shall be made by the Lender so long as (a) no Event of Default shall have occurred and be continuing; (b) such expenditure is for an Approved Operating Expense; and (c) the request for disbursement is accompanied by (i) an Officer's Certificate certifying (A) the amount of funds to be disbursed, (B) that such funds will be used to pay Approved Operating Expenses and a description thereof, (C) that all outstanding trade payables (other than those to be paid from the requested disbursement or those otherwise permitted to be outstanding under Section 6.1(i) hereof) have been paid in full, (D) that the same has not been the subject of a previous disbursement and (E) that all previous disbursements have been or will be used to pay the previously identified Approved Operating Expenses, and (ii) reasonably detailed documentation as to the amount, necessity and purpose therefor. Subject to satisfaction of the preceding conditions, if the Lender receives from the Borrower a valid request for a disbursement for payment of Approved Operating Expenses for the then Current Month at least five (5) Business Days prior to the Payment Date occurring in such Current Month, then the disbursement in respect of such Approved Operating Expenses shall be made to Borrower on such Payment Date. If the Borrower shall fail to validly request a disbursement for payment of Approved Operating Expenses for the then Current Month at least five (5) Business Days prior to the Payment Date in such Current Month, then the Lender shall retain in the Deposit Account an amount equal to the anticipated Operating Expenses for the then Current Month as set forth in the approved Operating Budget for such month, and the Lender shall, subject to satisfaction of the preceding conditions, disburse same to the Borrower five (5) Business Days after the Lender receives a valid request therefor. Amounts disbursed to the Borrower under this Section 7.6 shall be used by the Borrower to pay current Approved Operating Expenses and for no other purpose. The Borrower shall furnish the Lender with copies of bills, statements, invoices, receipts or other evidence as the Lender may reasonably request in connection with a request for disbursement.

VIII.  DEFAULTS
       --------

     Section 8.1 EVENT OF DEFAULT.

     (a) Each of the following events shall constitute an event of default hereunder (each, an "Event of Default"):

          (i) if any portion of the Debt is not paid when due;

          (ii) if any of the Taxes or Other Charges are not paid when the same are due and payable, subject to Borrower's right to contest Taxes and Other Charges in accordance with Section 5.1(b) hereof, provided that such event shall not have been cured within five (5) days;

          (iii) if the Policies are not kept in full force and effect, or if the certificates are not delivered to Lender within five (5) Business Days following request;

          (iv) if, without Lender's prior written consent, (A) Borrower transfers or encumbers all or any portion of the Property other than as may be permitted hereunder or (B) any direct or indirect interest in Borrower is transferred or assigned except as expressly permitted under Section 6.1(j) hereof;

          (v) if any representation or warranty made by Borrower herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Borrower in connection with this Agreement or any other Loan Document, shall be false or misleading in any material respect as of the date the representation or warranty was made;

          (vi) if Borrower shall make an assignment for the benefit of creditors, or if Borrower shall generally not be paying its debts as they become due;

          (vii) if a receiver, liquidator or trustee shall be appointed for Borrower or if Borrower shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower, or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; and if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, the same is not discharged, stayed or dismissed within sixty (60) days;

          (viii) if Borrower attempts to assign its respective rights under this Agreement in contravention of the Loan Documents or any of the other Loan Documents or any interest herein or therein;

          (ix) if Borrower defaults in any of its negative covenants contained in Section 6.1 or any covenant contained in Section 4.1(dd) hereof;

          (x) if an Event of Default as defined or described in any of the other Loan Documents occurs, whether as to Borrower or the Property, or if any other such event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Debt or to permit Lender to accelerate the maturity of all or any portion of the Debt;

          (xi) if Borrower shall be in default of its obligations to make deposits into the Required Repair Fund or the Tax and Insurance Escrow Fund or the Capital Reserve Fund, provided that such event shall not have been cured within five (5) days;

          (xii) if Borrower shall be in default under any term, covenant or provision set forth herein which specifically contains a notice requirement or grace period after the giving of such notice or the expiration of such grace period; or

          (xiii) if Borrower shall continue to be in Default under any of the other terms, covenants or conditions of this Agreement not specified in subsections (i) to (xii) above, for fifteen (15) days after notice to Borrower from Lender, in the case of any Default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender in the case of any other Default; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Borrower shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceeds to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Borrower in the exercise of due diligence to cure such Default, such additional period not to exceed sixty (60) days.

     (b) Upon the occurrence of an Event of Default (other than an Event of Default described in clauses (vi), (vii) or (viii) above) and at any time thereafter Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement and the other Loan Documents or at law or in equity, take such action, without notice or demand, that Lender deems advisable to protect and enforce its rights against Borrower and in and to the Property, including declaring the Debt to be immediately due and payable, and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Borrower and the Property, including all rights or remedies available at law or in equity; and upon any Event of Default described in clauses (vi), (vii) or (viii) above, the Debt and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately and automatically become due and payable, without notice or demand, and Borrower hereby expressly waives any such notice or demand, anything contained herein or in any other Loan Document to the contrary notwithstanding.

     Section 8.2 REMEDIES.

     (a) Upon the occurrence of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Lender against Borrower under this Agreement or any of the other Loan Documents executed and delivered by Borrower or at law or in equity may be exercised by Lender at any time and from time to time, whether or not all or any of the Debt shall be declared due and payable, and whether or not Lender shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to the Property. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Without limiting the generality of the foregoing, Borrower agrees that if an Event of Default is continuing (i) Lender is not subject to any "one action" or "election of remedies" law or rule and
(ii) all liens and other rights, remedies or privileges provided to Lender shall remain in full force and effect until Lender has exhausted all of its remedies against the Property and the Mortgage has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt or the Debt has been paid in full.

     (b) Lender shall have the right from time to time to partially foreclose the Mortgage in any manner and for any amounts secured by the Mortgage then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults in the payment of one or more scheduled payments of principal and interest, Lender may foreclose the Mortgage to recover such delinquent payments or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose the Mortgage to recover so much of the principal balance of the Loan as Lender may accelerate. Notwithstanding one or more partial foreclosures, the Property shall remain subject to the Mortgage to secure payment of sums secured by the Mortgage and not previously recovered.

     (c) Lender shall have the right from time to time to sever the Note and the other Loan Documents into one or more separate notes, mortgages and other security documents in such denominations as Lender shall determine in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided hereunder. Borrower shall execute and deliver to Lender from time to time, promptly after the request of Lender, a severance agreement and such other documents as Lender shall request in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the aforesaid severance, Borrower ratifying all that its said attorney shall do by virtue thereof.

     Section 8.3 REMEDIES CUMULATIVE. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Borrower pursuant to this
Agreement or the other Loan Documents, or existing at law or in equity or otherwise. Lender's rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender's sole discretion. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of one Default or Event of Default with respect to Borrower shall not be construed to be a waiver of any subsequent Default or Event of Default by Borrower or to impair any remedy, right or power consequent thereon.

IX.  SPECIAL PROVISIONS
     ------------------

     Section 9.1 SALE OF NOTE AND SECONDARY MARKET TRANSACTION.

     9.1.1 COOPERATION. At Lender's request (to the extent not already required to be provided by Borrower under this Agreement), Borrower shall use reasonable efforts to satisfy the market standards to which Lender customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with one or more sales or assignments of the Note or participations therein or securitizations of rated single or multiclass securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgage (each such sale, assignment, participation and/or securitization, a "Secondary Market Transaction"). Without limiting the generality of the foregoing, Borrower shall, at the request of Lender in connection with any Secondary Market Transaction, and so long as the Loan is still outstanding:

          (a) (i) provide such financial and other information with respect to the Property, Borrower and its Affiliates, Manager and any tenants of the Property, (ii) provide business plans and budgets relating to the Property and
(iii) perform or permit or cause to be performed or permitted such site inspection, appraisals, surveys, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Property, as may be reasonably requested from time to time by Lender or the Rating Agencies or as may be necessary or appropriate in connection with a Secondary Market Transaction or Exchange Act requirements (the items provided to Lender pursuant to this paragraph (a) being called the "Provided Information"), together, if customary, with appropriate verification of and/or consents to the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Lender and the Rating Agencies;

          (b) at Borrower's expense, cause counsel to render opinions as to non-consolidation, fraudulent conveyance, true sale and true contribution and any other opinion customary in securitization transactions with respect to the Property, Borrower and its Affiliates, which counsel and opinions shall be reasonably satisfactory to Lender and the Rating Agencies;

          (c) make such representations and warranties as of the closing date of any Secondary Market Transaction with respect to the Property, Borrower and the Loan Documents as are customarily provided in such transactions and as may be reasonably requested by Lender or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents;

          (d) provide current crtificates of good standing and qualification with respect to Borrower from appropriate Governmental Authorities; and

          (e) execute such amendments to the Loan Documents and Borrower's organizational documents, enter into a lock-box or similar arrangement with respect to the Rents and establish and fund such reserve funds (including reserve funds for deferred maintenance and capital improvements) as may be requested by Lender or the Rating Agencies or otherwise to effect a Secondary Market Transaction, provided that nothing contained in this subsection (e) shall result in a material economic change in the transaction.

Borrower shall pay all reasonable third party costs and expenses incurred by Lender in connection with a Secondary Market Transaction

     9.1.2 USE OF INFORMATION. Borrower understands that all or any portion of the Provided Information and the Required Records may be included in disclosure documents in connection with a Secondary Market Transaction, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers or other parties relating to the Secondary Market Transaction. In the event that the Disclosure Document is required to be revised, Borrower shall cooperate with Lender in updating the Provided Information or Required Records for inclusion or summary in the Disclosure Document or for other use reasonably required in connection with a Secondary Market Transaction by providing all current information pertaining to Borrower, Manager and the Property necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters. Such disclosure may include the opinion or judgment of Lender or Servicer concerning the Provided Information or other matters disclosed, and despite reasonable good faith efforts by Lender and/or Servicer, the disclosure may be erroneous or incomplete. Borrower hereby consents to any and all such disclosures of such information.

     9.1.3 BORROWER OBLIGATIONS REGARDING DISCLOSURE DOCUMENTS. In connection with a Disclosure Document, Borrower shall:

          (a) if requested by Lender, certify in writing that Borrower has carefully examined those portions of such Disclosure Document, pertaining to Borrower, the Property, the Manager and the Loan, including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Property", "The Manager", "The Borrower" and "Certain Legal Aspects of the Mortgage Loan", and such portions (and portions of any other sections reasonably requested and pertaining to Borrower, the Property, the Manager or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

          (b) indemnify (i) any underwriter, syndicate member or placement agent (collectively, the "Underwriters") retained by Lender or its issuing company affiliate (the "Issuer") in connection with a Secondary Market Transaction, (ii) Lender and (iii) the Issuer that is named in the Disclosure Document or registration statement relating to a Secondary Market Transaction (the "Registration Statement"), and each of the Issuer's directors, each of its officers who have signed the Registration Statement and each person or entity who controls the Issuer or the Lender within the meaning of Section 15 of the Securities Act or Section 30 of the Exchange Act (collectively within (iii), the "CCA Group"), and each of its directors and each person who controls each of the Underwriters, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Lender, the CCA Group or the Underwriter Group may become subject (including reimbursing all of them for any legal or other expenses actually incurred in connection with investigating or defending the Liabilities) insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any of the Required Records or in any of the applicable portions of such sections of the Disclosure Document applicable to Borrower, Manager, the Property or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections in light of the circumstances under which they were made, not misleading, provided, however, that Borrower shall not be required to indemnify Lender for any Liabilities relating to untrue statements or omissions which Borrower identified to Lender in writing at the time of Borrower's examination of such Disclosure Document; and

          (c) reimburse any member of the CCA Group for any legal or other expenses reasonably incurred by such member in connection with investigating or defending the Liabilities.

Borrower's Liability under clause (a) or (b) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Lender by or on behalf of Borrower in connection with the preparation of those portions of the Disclosure Document pertaining to Borrower, Manager, the Property or the Loan or in connection with the underwriting of the debt, including financial statements of Borrower, operating statements, rent rolls and other Required Records, environmental site assessment reports and property condition reports with respect to the Property. The foregoing indemnity will be in addition to any liability which Borrower may otherwise have.

     9.1.4 BORROWER INDEMNITY REGARDING FILINGS. In connection with filings under the Exchange Act, Borrower shall (i) indemnify Lender, the CCA Group and the Underwriter Group for any Liabilities to which Lender, the CCA Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and (ii) reimburse Lender, the CCA Group or the Underwriter Group for any legal or other expenses actually incurred by Lender, CCA Group or the Underwriter Group in connection with defending or investigating the Liabilities.

     9.1.5 INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under Section 9.1.3 or 9.1.4 of notice of the commencement of any action for which a claim for indemnification is to be made against Borrower, such indemnified party shall notify Borrower in writing of such commencement, but the omission to so notify the Borrower will not relieve Borrower from any liability that it may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to Borrower. In the event that any action is brought against any indemnified party, and it notifies Borrower of the commencement thereof, Borrower will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice of commencement, to assume the defense thereof with counsel satisfactory to such indemnified party in its discretion. After notice from Borrower to such indemnified party under this Section 9.1.5, Borrower shall not be responsible for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both Borrower and an indemnified party, and any indemnified party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to Borrower, then the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Borrower shall not be liable for the expenses of more than one separate counsel unless there are legal defenses available to it that are different from or additional to those available to another indemnified party.

     9.1.6 CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 9.1.3 or 9.1.4 is for any reason held to be unenforceable by an indemnified party in respect of any Liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under Section 9.1.3 or 9.1.4, Borrower shall contribute to the amount paid or payable by the indemnified party as a result of such Liabilities (or action in respect thereof); provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the CCA Group's and Borrower's relative knowledge and access to information concerning the matter with respect to which the claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Lender and Borrower hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

     9.1.7 RATING SURVEILLANCE. Lender will retain the Rating Agencies to provide rating surveillance services on Securities. The pro rata expenses of such surveillance will be paid for by Borrower based on the applicable percentage of such expenses determined by dividing the then outstanding Principal by the then aggregate outstanding amount of the pool created in the Secondary Market Transaction which includes the Loan.

     Section 9.2 RESERVED

     Section 9.3 RESERVED.

     Section 9.4 EXCULPATION. Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, this Agreement, the Mortgage or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Note, this Agreement, the Mortgage and the other Loan Documents, or in the Property, the Rents, or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Note, this Agreement, the Mortgage and the other Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with the Note, this
Agreement, the Mortgage or the other Loan Documents. The provisions of this section shall not, however, (a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (c) affect the validity or enforceability of or any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (d) impair the right of Lender to obtain the appointment of a receiver; (e) impair the enforcement of any of the Assignments of Leases; (f) constitute a prohibition against Lender commencing any other appropriate action or proceeding in order for Lender to fully realize the security granted by the Mortgage or to exercise its remedies against the Property; or (g) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys' fees and costs reasonably incurred) arising out of or in connection with the following:

     (i) fraud or intentional misrepresentation by Borrower or any guarantor in connection with the Loan;

     (ii) the gross negligence or willful misconduct of Borrower;

     (iii) the breach of any provision in that certain Environmental and Hazardous Substance Indemnification Agreement of even date herewith given by Borrower to Lender or in the Mortgage concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document;

     (iv) physical waste of the Property, or the removal or disposal of any portion of the Property;

     (v) the misapplication or conversion by Borrower of (A) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (B) any awards or other amounts received in connection with the condemnation of all or a portion of the Property, or (C) any Rents following an Event of Default;

     (vi) failure to pay charges for labor or materials or other charges that can create liens on any portion of the Property unless such charges are the subject of a bona fide dispute in which Borrower is contesting the amount or validity thereof;

     (vii) any security deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the Leases prior to the occurrence of the Event of Default that gave rise to such foreclosure or action in lieu thereof; and

     (viii) Borrower's indemnification of Lender set forth in Section 9.2.

Notwithstanding anything to the contrary in this Agreement or any of the Loan Documents, (x) Lender shall not be deemed to have waived any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Loan Documents, and (y) the Debt shall be fully recourse to Borrower in the event that: (aa) the first full monthly payment of principal and interest under the Note is not paid when due;
(bb) Borrower fails to permit on-site inspections of the Property, fails to provide financial information, fails to maintain its status as a single purpose entity or fails to appoint a new property manager upon the request of Lender after an Event of Default, each as required by, and in accordance with the terms and provisions of, this Loan Agreement and the Mortgage (cc) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property other than a Permitted Encumbrance; or
(dd) Borrower fails to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Mortgage.

     Section 9.5 TERMINATION OF MANAGER. If an Event of Default is continuing, Borrower shall, at the request of Lender, terminate the Management Agreement and replace the Manager with a manager approved by Lender on terms and conditions satisfactory to Lender. In the event that Borrower does not propose a replacement manager to Lender for its approval within fifteen (15) business days after the Lender's request that Borrower do so, Lender may propose two or more such property managers for Borrower's consideration. If Borrower then fails to select and retain one of such property managers within fifteen (15) business days thereafter, Lender shall have the right to select a property manager for the Property, and to enter into a management agreement with such manager in the name of Borrower. Borrower hereby appoints Lender its attorney-in-fact, which appointment is coupled with an interest, for the purpose of entering into such management agreement. The management agreement entered into between Borrower and any Manager shall be in form and substance reasonably acceptable to Lender.

     Section 9.6 RETENTION OF SERVICER. Lender reserves the right to retain the Servicer to act as its agent hereunder with such powers as are specifically delegated to the Servicer by Lender, whether pursuant to the terms of this Agreement, the Pooling and Servicing Agreement or the Cash Collateral Account Agreement or otherwise, together with such other powers as are reasonably incidental thereto. Borrower shall pay any reasonable fees and expenses of the Servicer in connection with a Defeasance of the Note, release of Property, assumption or modification of the Loan or enforcement of the Loan Documents.

X.   MISCELLANEOUS
     -------------

     Section 10.1 SURVIVAL. This Agreement and all covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as all or any of the Debt is outstanding and unpaid (but the accuracy thereof shall be determined as of the Closing Date). Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement made by Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

     Section 10.2 LENDER'S DISCRETION. Whenever pursuant to this Agreement, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of Lender and shall be final and conclusive.

     Section 10.3 GOVERNING LAW.

     (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF ILLINOIS, AND MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF ILLINOIS, AND THE PROCEEDS OF THE NOTE DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE.

     (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN CHICAGO, ILLINOIS, AND BORROWER AND LENDER WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATION, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN CHICAGO, ILLINOIS, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF BORROWER MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF ILLINOIS. BORROWER (i) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN CHICAGO, ILLINOIS (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS) AND
(iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN CHICAGO, ILLINOIS OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     Section 10.4 MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

     Section 10.5 DELAY NOT A WAIVER. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note or under any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

     Section 10.6 NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and by telecopier (with answer back acknowledged), addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

                  If to Lender:

                           The Capital Company of America
                           c/o The Capital Company of America
                           Client Services, LLC
                           600 East Colinas Blvd., Suite 1300
                           Irving, Texas  75639
                           Attention:  Legal Department
                           Telecopier: 972-401-8554

                  with copies to:

                           The Capital Company of America
                           311 S. Wacker Drive, Suite 5400
                           Chicago, Illinois  60606
                           Attention:  David Murdoch, Jr.
                           Telecopier:  312-692-2400

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois  60606
                           Attention:  Steven R. Davidson
                           Telecopier: 312-876-7934

                  If to Borrower:

                           c/o Prime Group Realty Trust
                           77 West Wacker Drive, Suite 3900
                           Chicago, Illinois 60601
                           Attention: Louis Conforti
                           Telecopier:  312-917-0460

                  with copies to:

                           Prime Group Realty Trust
                           77 West Wacker Drive, Suite 3900
                           Chicago, Illinois 60601
                           Attention:  James F. Hoffman, Esq.
                           Telecopier:  312-917-0460

                           Winston & Strawn
                           35 W. Wacker Drive
                           Chicago, Illinois 60601
                           Attention:  Wayne D. Boberg
                           Telecopier: 312-558-5700

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

     Section 10.7 WAIVER OF TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND BORROWER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

     Section 10.8 HEADINGS. The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 10.9 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 10.10 PREFERENCES. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

     Section 10.11 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. To the extent permitted by law, Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower.

     Section 10.12 REMEDIES OF BORROWER. In the event that a claim or adjudication is made that Lender or its agents, including Servicer, have acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Borrower agrees that neither Lender nor its agents, including Servicer, shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

     Section 10.13 EXPENSES; INDEMNITY.

     (a) Borrower covenants and agrees to reimburse Lender (or the holder of the Loan, as applicable) upon receipt of written notice from such holder for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including any opinions requested by Lender as to any legal matters arising under this Agreement or the other Loan Documents with respect to the Property);
(ii) Borrower's ongoing performance of and compliance with Borrower's respective agreements and covenants contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date, including confirming compliance with environmental and insurance requirements;
(iii) Lender's ongoing performance and compliance with all agreements and conditions contained in this Agreement and the other Loan Documents on its part to be performed or complied with after the Closing Date; (iv) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Agreement and the other Loan Documents and any other documents or matters requested by Lender; (v) Borrower complying with any requests made pursuant to Section 9.1 hereof (subject to the limitations contained in such section); (vi) the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Liens in favor of Lender pursuant to this Agreement and the other Loan Documents; (vii) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Agreement, the other Loan Documents, the Property, or any other security given for the Loan; and (viii) enforcing any obligations of or collecting any payments due from Borrower under this Agreement, the other Loan Documents or with respect to the Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender. Any costs and expenses due and payable to Lender hereunder which are not paid by Borrower within ten (10) days after demand may be paid from any amounts in the Cash Collateral Account, with notice thereof to Borrower.

     (b) Borrower shall indemnify and hold harmless Lender from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Lender in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not Lender shall be designated a party thereto), that may be imposed on, incurred by, or asserted against Lender in any manner relating to or arising out of (i) any breach by Borrower of its obligations under, or any material misrepresentation by Borrower contained in this Agreement or the other Loan Documents, (ii) the use or intended use of the proceeds of the Loan or (iii) any information provided by Borrower, or contained in any documentation approved by Borrower and in any way relating to the issuance, offering and sale of the Securities (collectively, the "Indemnified Liabilities"); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender. To the extent that the undertaking to indemnify and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Lender.

     Section 10.14 EXHIBITS INCORPORATED. The Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 10.15 OFFSETS, COUNTERCLAIMS AND DEFENSES. Any assignee of Lender's interest in and to this Agreement, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to such documents which Borrower may otherwise have against any assignor of such documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower in any action or proceeding brought by any such assignee upon such documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower.

     Section 10.16 NO JOINT VENTURE OR PARTNERSHIP. Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee or lender.

     Section 10.17 PUBLICITY. All news releases, publicity or advertising by Borrower or their Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents, to Lender, CCA Group, the Loan purchaser, the Servicer or the trustee in a Securitization shall be subject to the prior written approval of Lender.

     Section 10.18 WAIVER OF MARSHALLING OF ASSETS. To the fullest extent Borrower may legally do so, Borrower waives all rights to a marshalling of the assets of Borrower, Borrower's partners, if any, and others with interests in Borrower, and of Borrower's properties, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the related indebtedness without any prior or different resort for collection, of the right of Lender or any deed of trust trustee to the payment of the related indebtedness out of the net proceeds of the Property in preference to every other claimant whatsoever.

     Section 10.19 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents, including Servicer.

     Section 10.20 CONFLICT; CONSTRUCTION OF DOCUMENTS. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that such Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 10.21 BROKERS AND FINANCIAL ADVISORS. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement. Borrower and Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 10.21 shall survive the expiration and termination of this Agreement and the repayment of the Debt.

     Section 10.22 NO THIRD PARTY BENEFICIARIES. This Agreement and the other Loan Documents are solely for the benefit of Lender and Borrower and nothing contained in this Agreement or the other Loan Documents shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender's sole discretion, Lender deems it advisable or desirable to do so.

     Section 10.23 PRIOR AGREEMENTS. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Agreement and the other Loan Documents.

     Section 10.24 INTERPRETATION. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, all references in this Loan Agreement and the other Loan Documents to "the continuance of an Event of Default until cured" or analogous language shall specifically require the acceptance by Lender, in its sole discretion, of such cure for such Event of Default to be deemed cured.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                  BORROWER:  2000 YORK ROAD, L.L.C.
                  --------
                              By: Prime Group Realty, L.P., a Delaware limited partnership, as Administrative Member

                                   By:  Prime Group Realty Trust, a Maryland
                                        real estate investment trust, as
                                        managing general partner

         By:  /s/ Louis Conforti
            -------------------------
                                             Name:   Louis Conforti
                                             Title:  Senior Vice President

                  LENDER:     THE CAPITAL COMPANY OF AMERICA LLC,
                  ------      a Delaware limited liability company

                              By:  /s/ John Burke
                                  -------------------------
                                  Name:   John Burke
                                  Title:  Director

                                   SCHEDULE 1
                                   ----------

                        Matters Regarding Representations
                        ---------------------------------

1.   Contracts not cancelable on 30 days notice:

     (a) Elevator Service Contract with Millar Elevator Service Company for $150.00 per month; expires at the end of any one-year period (December 31st) or, after December 31, 1998, with 90 days prior written notice.

                                   SCHEDULE 2
                                   ----------

                                    Rent Roll
                                    ---------

                               [Exhibit Omitted]

                                   SCHEDULE 3
                                   ----------

                                Required Repairs
                                ----------------

     Borrower shall complete the repairs described on the pages attached to this
Section 3 within one (1) year after the date of execution of this Agreement. Borrower shall deposit or cause to be deposited with Lender on or prior to the Closing Date $186,906.00, which sum represents one hundred twenty-five percent (125%) of the cost of completing said repairs.


                                    EXHIBIT A
                                    ---------

                                  Form of Note
                                  ------------

                               [Exhibit Omitted]




                                    EXHIBIT B
                                    ---------

                          Form of Management Agreement
                          ----------------------------